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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
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Soliciting Material under § 240.14a-12

Five Star Senior Living Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Five Star Senior Living Inc.

Notice of 2019 Annual Meeting
of Stockholders and Proxy Statement

Tuesday, June 11, 2019 at 9:30 a.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

LETTER TO STOCKHOLDERS
FROM OUR INDEPENDENT DIRECTORS

Dear Fellow Stockholders:

Please join us at Five Star Senior Living Inc.'s 2019 Annual Meeting of Stockholders in Newton, Massachusetts. The enclosed Notice of 2019 Annual Meeting of Stockholders and Proxy Statement provides you with information about our Company and the matters to be voted on at the 2019 Annual Meeting of Stockholders.

2018 was a challenging year for our industry and for our Company. Prospective residents are choosing to age in place as long as possible, the markets in which we operate have been deluged with new construction that competes with our communities and puts pressure on the rates we charge and the labor market continues to be extremely competitive.

To address these challenges in 2018, among other efforts, we continued to implement our dynamic pricing program and also focused resources on growing our Ageility physical therapy division. In addition, we elected Katherine E. Potter as our new President and Chief Executive Officer, making us one of a very small number of public companies with a female chief executive officer.

Notwithstanding these efforts, we remained financially challenged with a deteriorating financial outlook and near term liquidity challenges. After evaluating multiple options, including seeking bankruptcy protection to reorganize our Company, we recently announced a transaction with Senior Housing Properties Trust ("SNH") to restructure our contractual arrangements. Issuing a substantial ownership stake in our Company to SNH and its shareholders is a condition to this restructuring, which is addressed in more detail in this Proxy Statement. Despite the resulting dilution to our existing stockholders, we think it is in your and our Company's best interests because the restructuring of our contractual arrangements with SNH provides an immediate solution to our liquidity challenges, an improved long term financial outlook and further invests SNH in our success.

Following the closing of our restructuring transaction with SNH, we plan to expand and refresh our board with at least one new additional member. We expect a new board member will enhance our board by bringing additional skills and a fresh perspective to our board room.

We thank you for your support and your investment in our Company and our future.

Please use telephone or internet methods or sign and return a proxy card/voting instruction form to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

April 25, 2019

Your	Independent Directors
Donna D. Fraiche Bruce M. Gans, M.D. Barbara D. Gilmore

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, June 11, 2019

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Director nominee identified in the accompanying Proxy Statement to the Company's Board of Directors;

2.
Approve the issuance of common shares of the Company to Senior Housing Properties Trust ("SNH") and SNH shareholders;

3.
Ratify the appointment of RSM US LLP as independent auditors to serve for the 2019 fiscal year; and

4.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Directors set March 15, 2019 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled:

  •
  to receive notice of the meeting; and

  •
  to vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Stockholders as of the close of business on the record date are invited to attend the 2019 Annual Meeting. All stockholders are encouraged to vote in advance of the 2019 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

April 25, 2019
Newton, Massachusetts

By Order of the Board of Directors,

Jennifer B. Clark
Secretary

Please promptly sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2019 Annual Meeting. See the "Voting Information" section on page 2 for information about how to authorize a proxy by telephone or internet or how to attend the 2019 Annual Meeting and vote your shares in person.

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

Your vote is important.

ELIGIBILITY TO VOTE

You can vote if you were a stockholder of record at the close of business on March 15, 2019.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Director	Page 12	FOR	Plurality of all votes cast
2	Approval of the issuance of common shares of the Company to SNH and SNH shareholders	Page 15	FOR	Majority of all votes cast
3	Ratification of independent auditors*	Page 18	FOR	Majority of all votes cast

*
Non-binding advisory vote.

Please vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16-digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on June 10, 2019 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a stockholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on June 10, 2019 to authorize a proxy BY TELEPHONE. You will need the 16-digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a stockholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  To review and download easy to read versions of our Proxy Statement and Annual Report.
  •
  To sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 15 on page 10 of "Questions and Answers" for important details on admission requirements.

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SUMMARY OF PROPOSALS

This summary highlights matters for consideration by stockholders at our 2019 Annual Meeting. You should read this entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

ELECTION OF BOARD NOMINEE (page 12)

Stockholders are voting to elect the following Director to our Company's Board of Directors.

Name of Director	Age	Occupation	Committee Memberships

Bruce M. Gans, M.D.*	72	Executive Vice President and Chief Medical Officer at the Kessler Institute for Rehabilitation	Audit, Compensation (Chair), Nominating and Governance and Quality of Care (Chair) Committees

*
Independent Director

The Board recommends that you vote "FOR" the election of Dr. Gans.

APPROVAL OF THE ISSUANCE OF COMMON SHARES OF THE COMPANY TO SNH AND SNH SHAREHOLDERS (page 15)

In light of our substantial operating and liquidity challenges, we and our independent auditors, RSM US LLP, have determined that there is substantial doubt about our ability to continue as a going concern. Despite the various strategic and operational changes we have made, we remained financially challenged with a deteriorating financial outlook and liquidity challenges. After evaluating multiple options, including seeking bankruptcy protection to reorganize our Company, we recently announced a transaction with SNH, our principal landlord and the owner of the senior living communities that we manage, to restructure our contractual arrangements in a manner we believe substantially improves our financial outlook. Issuing a substantial ownership stake to SNH and SNH shareholders is a condition to this restructuring.

Stockholders are voting to approve the issuance of up to 262,450,513 common shares of the Company to SNH and SNH shareholders in connection with the restructuring of our contractual arrangements with SNH to address our liquidity challenges and improve our long term financial outlook. This share issuance will result in (1) SNH owning up to approximately 34% of the outstanding common shares of the Company and (2) SNH shareholders owning approximately 51% of the outstanding common shares of the Company, after giving effect to the share issuance. In connection with the restructuring, SNH will pay to us $75.0 million as consideration for the share issuance.

The Board recommends that you vote "FOR" this proposal because approval of the share issuance is a condition to the restructuring of our contractual arrangements with SNH. As described in more detail below, we entered into this restructuring after a careful review of multiple options by a special committee of our Board comprised solely of our Independent Directors. The special committee engaged Citigroup Global Markets Inc. to act as financial advisor to the special committee in connection with its evaluation of the share issuance and the related transactions. Despite the resulting dilution to our existing stockholders, our Board believes approving the share issuance is in our Company's and our stockholders' best interests because our Board believes the restructuring of our contractual arrangements with SNH provides an immediate solution to our liquidity challenges, materially improves the long term financial outlook of our business and further invests SNH in our success.

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RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT AUDITORS (page 18)

Stockholders are voting to ratify the appointment of RSM US LLP as independent auditors of Five Star Senior Living Inc. for the Company's fiscal year ending December 31, 2019. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of the Company's operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of Public Company Accounting Oversight Board inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. Based on its consideration of these matters, the Audit Committee has appointed RSM US LLP to serve as independent auditors for the fiscal year ending December 31, 2019.

The Board recommends you vote "FOR" the ratification of the appointment of RSM US LLP as independent auditors.

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FIVE STAR SENIOR LIVING INC.
400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458

April 25, 2019

PROXY STATEMENT

The Board of Directors (the "Board") of Five Star Senior Living Inc. (the "Company," "we," "us" or "our") is furnishing this proxy statement (the "Proxy Statement") and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by the Board for the 2019 annual meeting of stockholders of the Company. The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Tuesday, June 11, 2019, at 9:30 a.m., Eastern time, and any adjournments or postponements thereof (the "2019 Annual Meeting"). We are first making these proxy materials available to stockholders on or about April 25, 2019.

Only owners of record of shares of common stock of the Company ("Common Shares") as of the close of business on March 15, 2019, the record date for the meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date. On March 15, 2019, there were approximately 50,846,552 Common Shares issued and outstanding.

The mailing address of the Company's principal executive offices is 400 Centre Street, Newton, Massachusetts 02458.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019
ANNUAL MEETING TO BE HELD ON TUESDAY, JUNE 11, 2019.

    The Notice of 2019 Annual Meeting, Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2018 are available at www.proxyvote.com.

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    5

QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2019 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2018 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2019 Annual Meeting: Jennifer B. Clark, Secretary; Adam D. Portnoy, Managing Director; and Katherine E. Potter, President and Chief Executive Officer.

2. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Equiniti Shareowner Services, you are considered a stockholder of record of those shares. If you are a stockholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All stockholders of record can submit voting instructions by written proxy card. If you are a stockholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on June 10, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All stockholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other

6    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16-digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate stockholder identities, to allow stockholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on June 10, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person. All stockholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 16. If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Stockholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

4. Who may vote at the 2019 Annual Meeting?

Holders of record of Common Shares as of the close of business on March 15, 2019, the record date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date.

5. What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as the Board recommends on those proposals. Other than the proposals listed on pages 12, 15 and 18, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their best judgment.

6. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of stockholders is required for stockholders to take action at the 2019 Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast one-third of all the votes entitled to be cast at the 2019 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Item to be voted on at the 2019 Annual Meeting. A proxy marked "WITHHOLD" with respect to Item 1 will have the same effect as an abstention. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Item 1 or Item 2. There can be no broker non-votes on Item 3 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    7

7. What may I do if I change my mind after I authorize a proxy to vote my shares?

Stockholders have the right to revoke a proxy at any time before it is voted at the 2019 Annual Meeting, subject to the proxy voting deadlines described above. Stockholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 16.

A stockholder's attendance at the 2019 Annual Meeting will not revoke that stockholder's proxy unless that stockholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2019 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

8. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2019 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, stockholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

9. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow Sodali LLC ("Morrow") to assist with the solicitation of proxies for an estimated fee of $10,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow against certain liabilities arising out of the Company's agreement with Morrow. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's and its subsidiaries' directors, officers and employees, and by The RMR Group LLC ("RMR LLC"), its officers and employees and its parent's and subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

10. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report to stockholders residing at the same address, unless the stockholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

8    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8245. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

Share Issuance Proposal

11. Why is the Company seeking approval of the Share Issuance?

The issuance of up to 262,450,513 Common Shares to Senior Housing Properties Trust ("SNH") and SNH shareholders (the "Share Issuance") is a condition to the restructuring of our contractual arrangements with SNH. This restructuring was agreed to address our operating and liquidity challenges and our deteriorating financial outlook. The Nasdaq Stock Market LLC's (the "Nasdaq") Listing Rules require that the Share Issuance be approved by a majority of the votes cast by our stockholders.

12. Why does the Board recommend that the Company's stockholders approve the Share Issuance proposal?

In light of our substantial operating and liquidity challenges, we and our independent auditors, RSM US LLP, have determined that there is substantial doubt about our ability to continue as a going concern. After evaluating multiple options, including seeking bankruptcy protection to reorganize our Company, we entered into a transaction with SNH, our principal landlord and the owner of the senior living communities that we manage, to restructure our contractual arrangements. Although the Share Issuance would result in substantial dilution to our existing stockholders, our Board believes it is in your and our Company's best interests because our Board believes the restructuring of our contractual arrangements with SNH provides an immediate solution to our liquidity challenges, materially improves the long term financial outlook of our business and further invests SNH in our success. Absent this restructuring, our Board does not believe that we will be able to continue as a going concern. However, with this restructuring, our Board believes that we will be able to weather the current industry challenges and position ourselves for future success.

13. Did the Company consider other options to the Share Issuance and Restructuring Transaction?

Yes. The decision to enter the Restructuring Transaction (as defined below under the section entitled "Certain Related Person Transactions") was the result of numerous meetings of a special committee of our Board comprised solely of our Independent Directors and its advisors over the past several months. The special committee evaluated multiple options, and engaged in extensive negotiations with the special committee of the board of trustees of SNH, to find a solution that would address our deteriorating financial outlook and liquidity challenges, ranging from the restructuring of our contractual arrangements with SNH to seeking bankruptcy protection to reorganize our Company. Although the Share Issuance would result in substantial dilution to our existing stockholders, our Board believes the Restructuring Transaction, including the Share Issuance, is in the best interests of our Company and our existing stockholders because it provides an immediate solution to our liquidity challenges, materially improves the long term financial outlook for our business and further invests SNH in our success.

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14. What is a likely outcome if stockholders do not approve the Share Issuance proposal?

If stockholders do not approve the Share Issuance by December 31, 2019, we will not issue any Common Shares to SNH or its shareholders, and SNH may terminate our restructuring agreement. If such termination occurs, our restructuring agreement provides that our contractual agreements revert to the terms in effect immediately prior to the execution of our restructuring agreement. This means that our existing historical contractual arrangements with SNH will be restored and, among other things, we will again be obligated to pay minimum rent under our leases with SNH at the contractual lease rate which, as of the date hereof, is $17.4 million of base rent (which is $6.4 million more per month than the restructured amount). We will also need to repay any amounts owed to SNH under the credit facility it has extended to us and we will not receive the consideration SNH would otherwise have paid for the Share Issuance. As a result, we will likely default on our rent obligations owed to SNH and under our credit facilities. If we default on our leases with SNH or either of our credit facilities and do not obtain relief for that default we will be forced to consider other options, including filing for bankruptcy protection and/or ceasing our operations.

2019 Annual Meeting Information

15. How do I attend the 2019 Annual Meeting in person?

Attendance at the meeting is limited to the Company's Directors and officers, stockholders as of the record date (March 15, 2019) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting. All attendees need to bring photo identification for admission.

  •
  Record owners: If you are a stockholder as of the record date who holds shares directly, you need not present any documentation to attend the 2019 Annual Meeting, other than photo identification.

  •
  Beneficial owners: If you are a stockholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable and such copy may be retained by the Company. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 16.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8245.

16. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2019 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 15 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 15. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

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Company Documents, Communications and Stockholder Proposals

17. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.fivestarseniorliving.com, click on "Investor Relations" and then click on "Corporate Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers, go to www.fivestarseniorliving.com, click on "Investor Relations" and then click on "Financial Information & SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, the Code or the Annual Report to any stockholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

18. How can I communicate with the Company's Directors?

Any stockholder or other interested person who wants to communicate with the Company's Directors, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@5ssl.com. The communication will then be delivered to the appropriate party or parties.

19. How do I submit a proposal for action at the 2020 annual meeting of stockholders?

A proposal for action to be presented by any stockholder at the Company's 2020 annual meeting of stockholders must be submitted as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by December 27, 2019.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be received by the Company not later than 5:00 p.m., Eastern time, on December 27, 2019 and not earlier than November 27, 2019.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a stockholder proposal, see page 37 of this Proxy Statement.

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ELECTION OF DIRECTOR (ITEM 1)

Stockholders are voting to elect the Board nominee, Bruce M. Gans, M.D., to our Board.

The Board serves as the decision making body of the Company, except for those matters reserved to the stockholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our Charter, the Board currently consists of five Directors, three of whom are Independent Directors and two of whom are Managing Directors. Our Charter provides that the Board is divided into three groups, with Directors of each group serving for a term that expires at the third annual meeting of stockholders following his or her election and until his or her successor is duly elected and qualifies.

Assuming a quorum is present at the meeting, a plurality of all the votes cast at the meeting is required to elect a Director at the 2019 Annual Meeting.

Director Qualifications

Directors are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to Independent Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. In accordance with our Charter and Bylaws, the Board consists of five Directors: two Managing Directors and three Independent Directors. As set forth in our Bylaws, Independent Directors are Directors who are not employees of the Company or RMR LLC, who are not involved in the Company's day to day activities and who meet the qualifications of independent directors under the applicable rules and requirements of the Nasdaq and the SEC. As set forth in our Bylaws, Managing Directors are Directors who have been employees, officers or directors of the Company or RMR LLC or who have been involved in the Company's day to day activities for at least one year prior to their election as Directors. The Board and the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Director candidate be a person of high integrity with a proven record of success in his or her field. Each Director candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity of perspectives, backgrounds and experiences.

12    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage those risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business requires knowledge of the healthcare and senior living industries and related factors impacting those industries.	• Understanding of, and work experience in, the healthcare and senior living industries. • Familiarity with service-based industries.

The Board must constantly evaluate the Company's strategic direction in light of current healthcare policy trends and expected regulatory changes.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations.

•

Understanding of healthcare policy, trends and regulations and their impact on the Company's business and strategic plans.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of the commercial real estate ("CRE") industry.

•

Familiarity with healthcare regulation trends and activity.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with public capital markets.

•

Work experience.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board will be better informed if the members of the Board have diverse perspectives, backgrounds and experiences.	• Gender and ethnic diversity. • Nationality. • Experience.

The Board is comprised of two Managing Directors and three Independent Directors.

•

Qualifying as a Managing Director in accordance with the requirements of our Bylaws.

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

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2019 Nominee for Director

The following table sets forth the names of the Director nominee and those Directors who will continue to serve after the 2019 Annual Meeting:

Name	Position	Group	Current Term Expires

Bruce M. Gans, M.D.*	Independent Director	III	2019
Barbara D. Gilmore	Independent Director	I	2020
Adam D. Portnoy	Managing Director	I	2020
Donna D. Fraiche	Independent Director	II	2021
Gerard M. Martin	Managing Director	II	2021

*
2019 Director nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Dr. Gans for election as an Independent Director in Group III. Dr. Gans currently serves on the Board. If elected, Dr. Gans would serve until the Company's 2022 annual meeting of stockholders and until his successor is duly elected and qualifies.

We expect the nominee for election as a Director will be able to serve if elected. However, if the nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominee would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Director nominee possesses the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. For further information regarding the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such person is currently qualified to serve as a Director, please see the section entitled "Directors and Executive Officers".

The Board of Directors recommends a vote "FOR" the election of the Director nominee.

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APPROVAL OF THE COMMON SHARE ISSUANCE TO SNH AND SNH SHAREHOLDERS (ITEM 2)

Stockholders are voting to approve the issuance of up to 262,450,513 Common Shares to SNH and SNH shareholders in connection with the restructuring of our contractual arrangements with SNH to address our liquidity challenges and improve our long term financial outlook. The Share Issuance will result in (1) SNH owning up to approximately 34% of the outstanding Common Shares and (2) SNH shareholders owning approximately 51% of the outstanding Common Shares, after giving effect to the Share Issuance. In connection with the restructuring, SNH will pay to us $75.0 million as consideration for the Share Issuance.

In light of our substantial operating and liquidity challenges, we and our independent auditors, RSM US LLP, have determined that there is substantial doubt about our ability to continue as a going concern. Despite the various strategic and operational changes we have made, we remained financially challenged with a deteriorating financial outlook and liquidity challenges. After evaluating multiple options, including seeking bankruptcy protection to reorganize our Company, we recently announced a transaction with SNH, our principal landlord and the owner of the senior living communities that we manage, to restructure our contractual arrangements. Issuing a substantial ownership stake to SNH and SNH shareholders is a condition to this restructuring.

The Board recommends that you vote "FOR" the proposal because approval of the Share Issuance is a condition to the restructuring of our contractual arrangements with SNH. As described in more detail below, we entered into this restructuring after a careful review of multiple options by a special committee of our Board comprised solely of our Independent Directors. The special committee engaged Citigroup Global Markets Inc. ("Citi") to act as financial advisor to the special committee in connection with its evaluation of the Share Issuance and related transactions. Despite the resulting dilution to our existing stockholders, our Board believes approving the Share Issuance is in our Company's and our stockholders' best interests because our Board believes the restructuring of our contractual arrangements with SNH provides an immediate solution to our liquidity challenges, materially improves the long term financial outlook of our business and further invests SNH in our success.

The Transaction Agreement with SNH and related agreements are included as exhibits to our Current Report on Form 8-K filed with the SEC on April 5, 2019 and are further described elsewhere in this Proxy Statement under the section entitled "Certain Related Person Transactions".

Background

As previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2018 (our "10-K"), we are currently experiencing substantial operating and liquidity challenges, and our management and our independent auditors, RSM US LLP, have determined that, absent the Restructuring Transaction, there is substantial doubt about our ability to continue as a going concern.

Our principal sources of funds to meet our operating and capital expenses and debt service obligations are cash flows from our operating activities, unrestricted cash balances, borrowings under our credit facilities and proceeds from our sales to SNH of certain capital improvements we may make to communities that we lease from SNH. Absent the Restructuring Transaction, we do not expect these sources of funds to be sufficient to meet our ongoing financial obligations. We had an accumulated deficit of $292.6 million at December 31, 2018, we have incurred operating losses in each of the last three years, and we had net negative cash flows from operations of $54.2 million for the year ended December 31, 2018. Further, our existing credit facility is scheduled to mature on June 28, 2019. Without the rent relief resulting from the Restructuring Transaction, we do not believe that our current unrestricted

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    15

cash balances would be sufficient to fund our operations and allow us to continue as a going concern. As of the date of this Proxy Statement, we had $51.5 million of borrowings outstanding under our credit facility and had no remaining borrowing availability under that credit facility. Our ability to refinance our credit facility depends, in part, on the lenders' belief that our prospects, operating leverage and expected future operating results will enable us to continue as a going concern. Due to these operating and liquidity challenges, in the absence of the Restructuring Transaction, we do not expect to be able to fund our operating and capital expenses or debt service obligations.

We expect our current financial position to improve and our liquidity challenges to subside if the Share Issuance is approved and the Restructuring Transaction is completed. The Restructuring Transaction was the result of numerous meetings of a special committee of our Board comprised solely of our Independent Directors and its advisors over the past several months. The special committee evaluated multiple options, and engaged in extensive negotiations with the special committee of the board of trustees of SNH, to find a solution that would address our deteriorating financial outlook and liquidity challenges, ranging from the Restructuring Transaction to seeking bankruptcy protection to reorganize our Company. Despite the resulting dilution to our existing stockholders, our Board believes approving the Share Issuance and completing the Restructuring Transaction is in our Company's and our stockholders' best interests because our Board believes the restructuring of our contractual arrangements with SNH provides an immediate solution to our liquidity challenges, materially improves the long term financial outlook of our business and further invests SNH in our success.

A special committee of our Board, comprised solely of our Independent Directors, evaluated a range of options to address our liquidity and operating challenges with the assistance of its advisors, including its legal counsel, Ropes & Gray LLP, and its financial advisor, Citi. The special committee negotiated the Restructuring Transaction with the assistance of its legal and financial advisors. Citi also reviewed with the special committee certain financial aspects of the contribution by SNH to our Company of an aggregate amount of $75.0 million in cash in consideration for the issuance by the Company of up to an aggregate of 262,240,513 Common Shares to SNH and SNH shareholders. The special committee recommended the Restructuring Transaction to the Board, and the Restructuring Transaction was separately approved and adopted by our Independent Directors and the full Board.

Requirement for Stockholder Approval under the Nasdaq's Listing Rules

The Nasdaq's Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance may result in a change of control of the issuer. Under the Nasdaq's rules and policies, a change of control may be deemed to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power of the issuer, and such ownership or voting power would be the largest ownership position of the issuer. The Share Issuance will result in SNH owning in excess of 20% of our issued and outstanding Common Shares and obtaining our largest ownership position. Accordingly, the Share Issuance requires stockholder approval Listing Rule 5635(b).

The Nasdaq's Listing Rule 5635(d) requires stockholder approval for a transaction other than a public offering that involves the sale, issuance, or potential issuance by a company of common stock equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance for less than the lower of (i) the closing price of the Common Shares immediately preceding the signing of the Transaction Agreement or (ii) the average closing price of the Common Shares for the five trading days immediately preceding the signing of the Transaction Agreement (the "Minimum Price"). The Share Issuance to SNH will result in an issuance of up to approximately 199.7% of the Common Shares issued and outstanding before the Share Issuance and the Share Issuance to SNH shareholders will result in an issuance of approximately 311.9% of the Common Shares issued and outstanding before the Share Issuance, subject in each case to adjustment as provided for in the Transaction Agreement. Accordingly, the Share Issuance may be deemed to require stockholder approval under Listing Rule 5635(d) as well, because the consideration to be paid by SNH in connection with the Share Issuance may be deemed to

16    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

be below the Minimum Price. Stockholder approval of the Share Issuance is a condition to completion of the Restructuring Transaction contemplated by the Transaction Agreement and therefore the issuance of Common Shares to each of SNH and SNH shareholders are being voted upon as a single proposal.

Effect of Issuance of Common Shares

The issuance of up to 262,450,513 Common Shares (as such amount may be adjusted pursuant to the Transaction Agreement) that is the subject of this Item 2, if approved, and the Restructuring Transaction contemplated by the Transaction Agreement if completed, will result in an increase in the number of Common Shares outstanding, and our existing stockholders' ownership of us will be substantially diluted. ABP Trust, which currently beneficially owns approximately 36% of our Common Shares, will own approximately 6% of our Common Shares, after giving effect to the Share Issuance. If the Share Issuance is approved by our stockholders, we will file a registration statement on Form S-1 with the SEC to register the Common Shares to be issued. This Proxy Statement shall not constitute an offer to sell or the solicitation of an offer to buy any Common Shares.

Vote Required to Approve the Share Issuance

Assuming a quorum is present at the meeting, approval of this Item 2 requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2019 Annual Meeting. SNH and ABP Trust, on behalf of its subsidiary, ABP Acquisition LLC, which collectively beneficially owned approximately 44% of the outstanding Common Shares as of the record date, have each agreed to vote all Common Shares that SNH and ABP Trust beneficially own in favor of approval of the Share Issuance.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain stockholder approval for the Share Issuance by December 31, 2019, SNH may elect to terminate our restructuring arrangement. If such termination occurs, the Transaction Agreement provides that our contractual agreements revert to the terms in effect immediately prior to the execution of the Transaction Agreement. This means that our existing master leases and management agreements and pooling agreements with SNH will be restored in accordance with their terms prior to the Restructuring Transaction and, among other things, we will again be obligated to pay minimum rent under our leases with SNH at the contractual lease rate which, as of the date hereof, is $17.4 million of base rent (which is $6.4 million more per month than the restructured amount). We will also need to repay any amounts owed to SNH under the credit facility it has extended to us and we will not receive the consideration SNH would otherwise have paid for the Share Issuance. If we are not able to consummate the Restructuring Transaction or otherwise renegotiate our arrangements with SNH, we will likely default on our rent obligations owed to SNH and under our credit facilities. If we default on our leases with SNH or either of our credit facilities and do not obtain relief for that default we will be forced to consider other options, including filing for bankruptcy protection and/or ceasing our operations.

The Board of Directors recommends a vote "FOR" the Share Issuance.

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    17

RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT AUDITORS (ITEM 3)

Stockholders are voting to ratify the appointment of RSM US LLP as independent auditors of the Company for the Company's fiscal year ending December 31, 2019.

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors annually and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed RSM US LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2019. RSM US LLP has served as the Company's independent auditors since October 6, 2014, and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of RSM US LLP to serve as the independent registered public accounting firm is in the best interests of our Company and our stockholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's stockholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by RSM US LLP for the fiscal years ended December 31, 2018 and 2017.

	2018 Fees(1)	2017 Fees

Audit Fees	$870,463	$864,495
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)
The amount of audit fees for 2018 is based on the fees billed and paid to date and on the estimate for remaining fees provided by RSM US LLP to and approved by the Audit Committee for services provided by RSM US LLP, including in connection with the audit of the Company's 2018 financial statements. The final amount of the fees for those services may vary from the estimate provided.

18    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

Audit Fees.    This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees.    This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees.    This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees.    This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or the Nasdaq's rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2018 and 2017 were approved by the Audit Committee. The total fees for audit services provided by RSM US LLP in 2018 and 2017 are set forth above and, for 2018, include estimated fee amounts. The Company did not engage RSM US LLP to provide any non-audit services in 2018 or 2017.

Other Information

The Company has been advised by RSM US LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of RSM US LLP will be present at the 2019 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Assuming a quorum is present at the meeting, ratification of the appointment of the independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2019 Annual Meeting.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of RSM US LLP as independent auditors.

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    19

DIRECTORS AND EXECUTIVE OFFICERS

The following is some important biographical information, including the ages and recent principal occupations, as of March 15, 2019, of the Company's Director nominee, continuing Directors and executive officers. The business address of the Director nominee, continuing Directors and executive officers is c/o Five Star Senior Living Inc., 400 Centre Street, Newton, Massachusetts 02458. Included in each Director's biography below are the attributes of that Director consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see the section entitled "Election of Director" beginning on page 12.

20    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

Director Nominee

Bruce M. Gans, M.D.

Independent Director since 2001

Group/Term: Group III with a term expiring at the 2019 Annual Meeting

Age: 72

Board Committees: Audit; Compensation (Chair); Nominating and Governance; Quality of Care (Chair)

Other Public Company Boards: Industrial Logistics Properties Trust (since 2018)

Dr. Gans has been executive vice president and chief medical officer at the Kessler Institute for Rehabilitation since 2001 and national medical director for Rehabilitation Select Medical, the parent company of the Kessler Institute, since 2003. He is also a professor of physical medicine and rehabilitation at Rutgers University—New Jersey Medical School. Dr. Gans was an independent trustee of Hospitality Properties Trust from 2009 until 2015. Dr. Gans has also served as president and chief executive officer of the Rehabilitation Institute of Michigan. In Dr. Gans's extensive academic career, he has served as professor of physical medicine and rehabilitation at a number of universities, in addition to his current position at Rutgers University—New Jersey Medical School. Dr. Gans is editor of a standard medical textbook on physical medicine and rehabilitation, which is now in its fifth edition, and he has written or coauthored more than forty articles in peer-reviewed publications and twenty-eight abstracts and has served on editorial boards for many medical journals, including serving as the associate editor of the American Journal of Physical Medicine and Rehabilitation. Dr. Gans has testified before the Senate Committee on Veterans' Affairs and has been called on to serve on technical expert panels and to advise the Medicare Payment Advisory Commission, the independent congressional agency established in 1997 to advise the U.S. Congress on issues affecting the Medicare program. Dr. Gans has also served as president of the American Academy of Physical Medicine and Rehabilitation, a medical society with more than 7,500 members, and as a leader in numerous other professional organizations.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability, including through his service in many healthcare management, professional, academic and civic leadership positions;

•

business experience as the chief executive of a large medical organization;

•

extensive experience in, and knowledge of, the healthcare industry and healthcare public policy matters;

•

work on public company boards and board committees;

•

many academic and professional achievements;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

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Continuing Directors

Donna D. Fraiche

Independent Director since 2010

Group/Term: Group II with a term expiring at the 2021 annual meeting of stockholders

Age: 67

Board Committees: Audit; Compensation; Nominating and Governance (Chair); Quality of Care

Other Public Company Boards: Hospitality Properties Trust (since 2015)

Ms. Fraiche is senior counsel in the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and has practiced law in that firm since 2004. Previously, Ms. Fraiche practiced law with the firm now known as Locke Lord LLP in New Orleans. Ms. Fraiche served as an independent trustee of Select Income REIT from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust (then known as Government Properties Income Trust) in December 2018. Ms. Fraiche is currently president of the Louisiana State Supreme Court Historical Society. She was recently appointed to the American Hospital Association Committee on Governance and is a past president and a fellow of the American Health Lawyer's Association. She is a former chair of the Louisiana Health Care Commission and has previously served as chair of the Long Term Community Planning Task Force and Health Care Committee of the Louisiana Recovery Authority, delegate of the Louisiana Recovery Authority to the Louisiana Health Care Redesign Collaborative, and past chair of the board of trustees of Loyola University, among numerous other business and civic responsibilities. She serves on the executive board and on the investments committee of the Baton Rouge Area Foundation and serves as chair of the board, on the executive committee, finance committee and real estate committee of Women's Hospital. Ms. Fraiche also serves as Honorary Consul General for Japan in New Orleans.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the healthcare industry;

•

professional legal skills;

•

many leadership roles and experiences, including her service in numerous public policy and civic leadership roles;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board;

•

female; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

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Barbara D. Gilmore

Independent Director since 2004

Group/Term: Group I with a term expiring at the 2020 annual meeting of stockholders

Age: 68

Board Committees: Audit (Chair); Compensation; Nominating and Governance; Quality of Care

Other Public Company Boards: TravelCenters of America LLC (since 2007); Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009)

Ms. Gilmore served as a professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, from 2015 until her retirement in 2018, and prior to that, at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters. Ms. Gilmore was also a registered nurse and practiced and taught nursing for several years before attending law school and her practice at Sullivan & Worcester LLP included representation of businesses in the healthcare sector.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in, and knowledge of, the healthcare industry;

•

professional skills and experience in legal, business finance and healthcare regulatory matters and nursing;

•

experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board;

•

female; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    23

Gerard M. Martin

Managing Director since 2001

Group/Term: Group II with a term expiring at the 2021 annual meeting of stockholders

Age: 84

Board Committees: Quality of Care

Other Public Company Boards: None

Mr. Martin was the founder and chairman of Greenery Rehabilitation Group, Inc., a company in the business of owning and operating nursing homes and health rehabilitation facilities, which was publicly owned and first listed on the Nasdaq and then the New York Stock Exchange between 1985 and 1993. Mr. Martin is the owner and treasurer of North Atlantic Medical Services, Inc., a private company in the business of providing diagnostic cardiac, respiratory and oxygen services, equipment and products for the care of patients in their homes or medical facilities. Mr. Martin served as a director and vice president of RMR Advisors LLC, an SEC registered investment adviser, from 2002 to 2015, and a director of RMR LLC and its predecessors from 1986 to 2015. Mr. Martin was also an interested trustee of the RMR Funds Series Trust, the RMR Real Estate Income Fund and its predecessor funds from shortly after their formation (the earliest of which was in 2002) until 2009.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the healthcare industry;

•

experience as an operator of nursing and rehabilitation facilities;

•

extensive public company director service;

•

institutional knowledge earned through prior service on the Board and in leadership positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

24    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

Adam D. Portnoy

Managing Director since 2018

Group/Term: Class II with a term expiring at the 2020 annual meeting of stockholders

Age: 48

Other Public Company Boards: Hospitality Properties Trust (since 2007); Senior Housing Properties Trust (since 2007); Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); The RMR Group Inc. (since 2015); Industrial Logistics Properties Trust (since 2017); Tremont Mortgage Trust (since 2017); TravelCenters of America LLC (since 2018)

Mr. Portnoy has been the president and chief executive officer of The RMR Group Inc. ("RMR Inc.") since shortly after its formation in 2015. Mr. Portnoy has been the president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director of RMR Advisors LLC since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is an owner, the sole trustee and an officer of ABP Trust. Mr. Portnoy is the majority owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president and chief executive officer of RMR Real Estate Income Fund from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts and on the Board of Directors of Pioneer Institute, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the CRE industry;

•

leadership position with RMR LLC and demonstrated management ability;

•

knowledge of the Company's businesses and industries;

•

public company trustee and director service;

•

experience in investment banking and private equity;

•

experience in starting a telecommunications company and serving as its senior executive;

•

institutional knowledge earned through prior service on the Board and in leadership positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

The Nominating and Governance Committee and the Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR LLC, his day to day work requires his extensive attention to the business of all the companies for which he serves as a managing trustee or managing director, including the Company, and therefore, service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. The Board believes that Mr. Portnoy's extensive familiarity with the day to day business of the Company provides valuable insight for the Board.

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Executive Officers

Katherine E. Potter

President and Chief Executive Officer since 2019

Age: 43

Ms. Potter previously served as the Company's Executive Vice President and General Counsel in 2018 and Senior Vice President and General Counsel from 2016 to 2018 and, prior to that as Vice President and General Counsel from 2012 to 2016. Ms. Potter has practiced law for over ten years, focusing on corporate, securities, mergers and acquisitions, corporate governance and other transactional matters. Ms. Potter was an associate at the law firm of Sullivan & Worcester LLP from 2005 to 2011, and was an attorney at the law firm of Burns & Levinson LLP from 2011 to 2012.

Richard A. Doyle, Jr.

Executive Vice President since 2018

Chief Financial Officer and Treasurer since 2016

Age: 50

Mr. Doyle previously served as the Company's Senior Vice President from 2016 to 2018. Mr. Doyle has been a senior vice president of RMR LLC since 2007. Mr. Doyle served as chief financial officer and treasurer of Senior Housing Properties Trust from 2007 through 2015. He previously served as the Company's Director of Financial Reporting from 2005 to 2006. Mr. Doyle holds an MBA degree and is a certified public accountant.

There are no family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

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Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each annual meeting of stockholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Directors, officers or stockholders or by others.

Stockholder Recommendations for Nominees.  Stockholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o Five Star Senior Living Inc., Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@5ssl.com. A stockholder's recommendation should include any information that the recommending stockholder believes relevant to the Nominating and Governance Committee's consideration. The Nominating and Governance Committee may request additional information about the stockholder recommended nominee or about the stockholder recommending the nominee. Recommendations by stockholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Stockholder Nominations for Directors.  Our Bylaws also provide that a stockholder of the Company may nominate a person for election to the Board provided the stockholder complies with the advance notice provisions set forth in our Bylaws, which include, among other things, requirements as to the proposing stockholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information. For more information on how stockholders can nominate Directors for election to the Board, see "Stockholder Nominations and Other Proposals" beginning on page 37.

DIRECTOR COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share awards granted to Directors and making recommendations to the Board regarding cash compensation paid to Directors, in each case, for Board, committee and committee chair services. Managing Directors do not receive cash compensation for their services as Directors but do receive Common Share awards for their Board service. The number of Common Shares awarded to each Managing Director for Board service is the same as the number awarded to each Independent Director.

Director Share Ownership Guidelines

The Board believes it is important to align the interests of Directors with those of our stockholders, and for Directors to hold equity ownership positions in the Company. Accordingly, each Director is expected to hold at least 50,000 Common Shares by the later of: (i) the date of the 2019 Annual Meeting and (ii) five years from the annual meeting of stockholders of the Company at which the Director was initially elected or, if earlier, the first annual meeting of stockholders of the Company following the initial election of the Director to the Board. Compliance with these ownership guidelines is measured as of the end of each fiscal year. Any Director who is prohibited by law or by applicable regulation of his or her employer from owning equity in the Company is exempt from this requirement. The Nominating and Governance Committee may consider whether exceptions should be made for any Director on whom this requirement could impose a financial hardship.

As of March 15, 2019, all Directors have met or, within the applicable period, are expected to meet, these share ownership guidelines.

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2018 Annual Director Compensation

In 2018, each Independent Director received an annual fee of $40,000 for services as a Director, plus a fee of $1,250 for each meeting attended. Up to two $1,250 fees were paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were held on the same date. Each Independent Director and Managing Director received an annual award of 12,500 Common Shares in 2018.

Each Independent Director who served as a committee chair of the Board's Audit, Quality of Care, Compensation or Nominating and Governance Committees received an additional annual fee of $20,000, $20,000, $10,000 and $10,000, respectively. Directors were reimbursed for travel expenses they incurred in connection with their duties as Directors and for out of pocket costs they incurred in connection with their attending certain continuing education programs.

The following table details the total compensation of the Directors for the year ended December 31, 2018 for services as a Director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Donna D. Fraiche	$72,500	$14,375	$—	$86,875
Bruce M. Gans, M.D.	93,750	14,375	—	108,125
Barbara D. Gilmore	82,500	14,375	—	96,875
Gerard M. Martin(3)	—	14,375	—	14,375
Barry M. Portnoy(3)(4)	—	—	—	—
Adam D. Portnoy(3)(4)	—	31,250	—	31,250

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in 2018, consisting of a $40,000 annual cash fee and each of Ms. Fraiche, Dr. Gans and Ms. Gilmore earned an additional $10,000, $30,000 and $20,000, respectively, for service as a committee chair in 2018. Ms. Fraiche, Dr. Gans and Ms. Gilmore earned an additional $22,500, $23,750 and $22,500, respectively, in fees for meetings attended in 2018.

(2)
Equals 12,500 Common Shares multiplied by the closing price of such shares on May 17, 2018, the award date, and for Adam Portnoy includes an additional 12,500 Common Shares multiplied by the closing price of such shares on March 20, 2018, the award date for Common Shares awarded in connection with his initial election as a Managing Director. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards fully vested on the award dates.

(3)
Managing Directors do not receive cash compensation for their services as Directors.

(4)
Mr. Barry Portnoy served as a Managing Director of the Company until his death on February 25, 2018. The Board elected Mr. Adam Portnoy as a Managing Trustee effective March 20, 2018.

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CORPORATE GOVERNANCE

The Board is committed to corporate governance that promotes the long term interests of our stockholders. The Board has established Governance Guidelines that provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board meetings and communications, Board committees, Director access to management and independent advisers, Director compensation and share ownership guidelines, Director orientation and continuing education, executive development and succession planning, related person transactions, annual performance evaluation of the Board and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, and the Code. To access these documents on the Company's website, www.fivestarseniorliving.com, click on "Investor Relations" and then click on "Corporate Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 17 in the "Questions and Answers" section on page 11.

Board Leadership Structure

In accordance with our Charter and Bylaws, the Board comprises five Directors, including three Independent Directors and two Managing Directors. All Directors play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served in academia. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Directors. We do not have a Chairman of the Board or a lead Independent Director. Our President and Chief Executive Officer, Executive Vice President, Chief Financial Officer and Treasurer and Director of Internal Audit are not members of the Board, but they regularly attend Board and Board committee meetings. Other officers of the Company may also sometimes attend Board and Board committee meetings as, on occasion, may officers of RMR LLC, in each case, at the invitation of the Board or Board committees. The Company's President, any Managing Director or any two Independent Directors may call a special meeting of the Board. Our Managing Directors, in consultation with the Company's management and the Director of Internal Audit, set the agenda for Board meetings. Other Directors may suggest agenda items. Discussions at Board meetings are led by the Managing Director or Independent Director who is most knowledgeable on a subject.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors are expected to meet in regularly scheduled meetings at which only Independent Directors are present. It is expected that these executive sessions may occur at least twice per year. Our Independent Directors also meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. The presiding Director for purposes of leading Independent Director sessions is the Chair of the Audit Committee unless the Independent Directors determine otherwise.

In 2018, the Board held six meetings. In 2018, each Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served or that were held during the period in which he or she served as a Director or committee member. All of the then Directors attended last year's annual meeting of stockholders. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of stockholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.fivestarseniorliving.com.

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Independence of Directors

Under the corporate governance listing standards of the Nasdaq, the Board must consist of a majority of Independent Directors. To be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq's rules; and

  •
  the Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

Our Bylaws also require that a majority of the Board be Independent Directors. Under our Bylaws, Independent Directors are Directors who are not employees of the Company or RMR LLC, who are not involved in the Company's day to day activities and who meet the qualifications of independent directors under the applicable rules of the Nasdaq and the SEC.

The Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or directors or trustees of the Company's subsidiaries. In making independence determinations, the Board observes the Nasdaq and SEC criteria, as well as the criteria in our Bylaws. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, the Board has determined that Barbara D. Gilmore, Donna D. Fraiche and Bruce M. Gans, M.D. currently qualify as independent directors under applicable Nasdaq and SEC criteria and as Independent Directors under our Bylaws. In making these independence determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Directors' relationships with the Company, RMR Inc. or RMR LLC and the other companies to which RMR LLC or its subsidiaries provide management services. The Board has concluded that none of these three Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

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Board Committees

The Board has an Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee. The Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee have each adopted a written charter, which is available on the Company's website, www.fivestarseniorliving.com, by clicking on "Investor Relations" and then clicking on "Corporate Governance." Stockholders may also request copies free of charge by writing to Investor Relations, Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of Independent Directors and an Independent Director serves as Chair of each committee. The Director of Internal Audit, with the assistance of Company management, proposes the agenda for committee meetings under the oversight and direction of the Committee Chairs. The Company's management, with the assistance of the Director of Internal Audit, proposes the agenda for meetings of the Quality of Care Committee under the oversight and direction of the Committee's Chair. Additionally, the charter of each of our Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

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Audit Committee

Barbara D. Gilmore Committee Chair

Additional Committee Members: Donna D. Fraiche and Bruce M. Gans, M.D.
Meetings Held in 2018: 7

Primary Role:
The Audit Committee is comprised solely of Independent Directors. Its primary role is to help the Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. The Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. The Audit Committee also reviews with management and the independent auditors the Company's quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

The Board has determined that each member of the Audit Committee is financially literate and that Ms. Gilmore is the Audit Committee's "financial expert."

Compensation Committee

Bruce M. Gans, M.D. Committee Chair

Additional Committee Members: Donna D. Fraiche and Barbara D. Gilmore
Meetings Held in 2018: 5

Primary Role:
The Compensation Committee is comprised solely of Independent Directors. Its primary responsibilities pertain to evaluating the performance and compensation of the business management services provider to the Company and of our executive officers and our Director of Internal Audit, annually reviewing our agreement with the business management services provider to the Company and approving equity compensation awards. The Compensation Committee recommends to the Board the cash compensation payable to our Directors for Board and committee service.

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Nominating and Governance Committee

Donna D. Fraiche Committee Chair

Additional Committee Members: Bruce M. Gans M.D. and Barbara D. Gilmore
Meetings Held in 2018: 2

Primary Role:
The Nominating and Governance Committee is comprised solely of Independent Directors. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of stockholders or when vacancies occur, to perform certain assessments of the Board and Board committees, including to assess the independence of Directors and Director nominees, and to develop and recommend to the Board governance principles for the Company. Under its charter, the Nominating and Governance Committee is also responsible for considering and reporting on the Company's succession planning to the Board.

Quality of Care Committee

Bruce M. Gans, M.D. Committee Chair

Additional Committee Members: Donna D. Fraiche, Barbara D. Gilmore and Gerard M. Martin
Meetings Held in 2018: 4

Primary Role:
The primary role of the Quality of Care Committee is to review and monitor the quality of healthcare and senior living services the Company provides to our residents, patients and customers. The Quality of Care Committee also periodically makes recommendations to management to improve the quality of the Company's services and periodically reports to the Board regarding its activities.

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Board Oversight of Risk

The Board is elected by stockholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  Management implements risk management and RMR LLC and the Company's Director of Internal Audit help management evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management implements risk management in its activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by management, RMR LLC and other service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  reports on clinical operations;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, management of the Company, the Director of Internal Audit, legal counsel and the Company's independent auditors.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Audit Committee meets at least quarterly and reports its findings to the Board. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit and a compliance program developed by the Company's General Counsel and its Chief Compliance Officer with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes on an annual basis. The Audit Committee considers risks relating to cybersecurity and, for that purpose, receives regular reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by the Company, including updates on the internal and external cybersecurity

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landscape and relevant technical developments. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

The Quality of Care Committee reviews management reports on the Company's clinical operations and directs or recommends to management and the Board actions or changes it determines appropriate to improve the Company's clinical operations and to reduce risks arising from those operations.

The Compensation Committee, whose duties are detailed in its charter, among other duties, evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business management agreement, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our 10-K. The risks described in our 10-K are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Stockholder Engagement

Stockholders may effectively communicate a point of view to the Board in a number of ways, including:

  •
  recommending candidates for election to the Board;

  •
  directing communications to individual Directors or the entire Board; and

  •
  attending the annual meeting of stockholders.

Communication with the Board

The Board has established a process to facilitate communication by stockholders and other interested parties with Directors, individually or as a group. Communications should be addressed to the party for whom the communication is intended, in care of the Secretary, Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@5ssl.com.

Code of Business Conduct and Ethics

The Company has adopted the Code to, among other things, provide guidance to our and our subsidiaries' directors, officers and employees and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

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The Company's stockholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 295-7164; or by filling out a report by visiting the Company's website, www.fivestarseniorliving.com, clicking on "Investor Relations," then clicking on "Corporate Governance" and then clicking on "Report Human Resources, Auditing, Accounting and Financial Reporting, Code of Business Conduct and Ethics or Healthcare Compliance complaints or concerns." We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security.

The Company's insider trading policy generally prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries, (iii) RMR Inc. and its directors and officers, (iv) other employees of the Company and its subsidiaries and (v) RMR LLC and its officers and employees, to the extent they are involved in RMR LLC's services to the Company (collectively, "Covered Persons"), from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of RMR Inc. and the other public companies to which RMR LLC or its subsidiaries provide management services on the basis of material, non-public information learned in the course of performing services for those companies. Additionally, the Company's insider trading policy generally prohibits Covered Persons from: (i) engaging in short sales, (ii) engaging in transactions involving publicly traded options, (iii) engaging in hedging transactions, (iv) holding Common Shares and certain other securities in a margin account and (v) pledging Common Shares and certain other securities as collateral for a loan.

Sustainability

Our business strategy incorporates and values environmental sustainability principles. We seek to operate our business in a manner that improves the environmental efficiency of our operations. We regularly consider ways to improve our internal culture and the communities in which we operate. Our environmental sustainability and community engagement strategies focus on a complementary set of objectives, including the following:

  •
  Environmental Stewardship: We seek to improve the environmental footprint of our properties, including by reducing energy consumption and water usage at our properties, especially when doing so may reduce operating costs and improve the properties' competitive positions. Through our Green Stars Program—we strive to achieve results by using resources more efficiently, minimizing waste, and increasing awareness among employees and residents.

  •
  Corporate Citizenship: We seek to be a responsible corporate citizen and to strengthen the communities in which we own or operate our senior living communities. We regularly encourage our employees to engage in a variety of charitable and community programs.

  •
  Diversity: We value a diversity of backgrounds, experience and perspectives. Our Board is comprised of 40% women. We are an equal opportunity employer.

To learn more about the Company's sustainability initiatives, visit www.fivestarseniorliving.com/the-five-star-difference/green-stars-program.

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Stockholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2020 Annual Meeting of Stockholders: Stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at our principal executive offices on or before December 27, 2019 in order to be eligible to be included in the proxy statement for the 2020 annual meeting of stockholders; provided, that, if the date of the 2020 annual meeting of stockholders is more than 30 days before or after June 11, 2020, such a proposal must be submitted within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, the Company is not required to include stockholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

Deadline to Submit Nominations and Other Proposals for the 2020 Annual Meeting of Stockholders Under our Bylaws: To be timely, stockholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2020 annual meeting must be received by our Secretary at our principal executive offices, in accordance with the requirements of our Bylaws, not later than 5:00 p.m., Eastern time, on December 27, 2019 and not earlier than November 27, 2019; provided, that, if the date of the 2020 annual meeting of stockholders is more than 30 days earlier or later than June 11, 2020, then a stockholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2020 annual meeting of stockholders is mailed or otherwise made available or (ii) public announcement of the date of the 2020 annual meeting of stockholders is first made by the Company. Stockholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Charter and Bylaws, which include, among other things, requirements as to the stockholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

The foregoing description of the deadlines and other requirements for a stockholder to submit a nomination for election to the Board or proposal of other business for consideration at an annual meeting of stockholders is only a summary and is not a complete listing of all requirements. Copies of our Bylaws, including the requirements for stockholder nominations and other stockholder proposals, may be obtained by writing to the Company's Secretary at Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any stockholder considering making a nomination or other proposal should carefully review and comply with those provisions.

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OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by the Director nominee, each Director, each of our named executive officers and our Directors, Director nominee, named executive officers and other executive officers as a group, all as of March 15, 2019. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person.

Name	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
Adam D. Portnoy	18,162,999	35.72%	Includes 17,999,999 Common Shares owned by ABP Acquisition LLC, a wholly owned subsidiary of ABP Trust. Mr. Portnoy holds shares of beneficial interest in, and is the sole trustee of, ABP Trust. Voting and investment power over such Common Shares may be deemed to be shared by Mr. Portnoy, ABP Trust and ABP Acquisition LLC.

			As set forth in the below table, SNH beneficially owns 4,235,000 Common Shares. Adam Portnoy is a managing trustee of SNH and SNH is managed by RMR LLC, which is a majority owned subsidiary of RMR Inc. and of which RMR Inc. is the managing member. Mr. Portnoy is the controlling stockholder of RMR Inc. Mr. Portnoy and RMR LLC may not act to vote or sell the Common Shares owned by SNH without the authorization of the board of trustees of SNH, which is comprised of five trustees. As a result, Mr. Portnoy has determined that he does not beneficially own the Common Shares owned by SNH and therefore the Common Shares owned by SNH are not referenced as beneficially owned by him in this table.
Bruce J. Mackey Jr.	846,017	1.66%
Gerard M. Martin	244,250	Less than 1%
Katherine E. Potter	196,000	Less than 1%
Richard A. Doyle, Jr.	191,450	Less than 1%
R. Scott Herzig	162,909	Less than 1%
Barbara D. Gilmore	128,251	Less than 1%	Includes 10,000 Common Shares owned by Ms. Gilmore's husband.
Bruce M. Gans, M.D.	119,440	Less than 1%
Donna D. Fraiche	88,500	Less than 1%
All Directors, named executive officers and other executive officers as a group (nine persons)	20,139,816	39.6%

*
Amounts exclude fractional shares.

**
Based on 50,846,552 Common Shares outstanding as of the record date, March 15, 2019.

38    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

Principal Stockholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

ABP Acquisition LLC, ABP Trust and Adam D. Portnoy (collectively, the "ABP Parties") Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	18,162,999	35.7%	Based on a Schedule 13D/A filed with the SEC on April 8, 2019 by the ABP Parties:

•

ABP Acquisition LLC, a wholly owned subsidiary of ABP Trust, directly owns and has shared voting and dispositive power over 17,999,999 Common Shares. ABP Trust beneficially owns and has shared voting and dispositive power over these 17,999,999 Common Shares.

•

Adam Portnoy directly owns and has sole voting and dispositive power over 163,000 Common Shares and beneficially owns and has shared voting and dispositive power over 17,999,999 Common Shares.

Senior Housing Properties Trust Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	4,235,000	8.3%	Based on a Schedule 13D filed with the SEC on April 5, 2019, by SNH, SNH beneficially owns and has sole voting and dispositive power over 4,235,000 Common Shares.
Pursuant to the Transaction Agreement, the Company will issue to SNH such number of Common Shares as is necessary to cause SNH, together with SNH's then owned Common Shares, to own up to approximately 34% of the outstanding Common Shares post-issuance, and SNH will declare a pro rata distribution to holders of SNH's common shares of beneficial interest of the right to receive, and the Company will issue on a pro rata basis to such holders, a number of Common Shares which equals approximately 51% of the outstanding Common Shares post-issuance; the noted percentage ownership amounts are post-issuance, giving effect to the Share Issuance.
For additional information with respect to the Transaction Agreement, please see the section entitled "Related Person Transactions" in this Proxy Statement.

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    39

William F. Thomas, Robert D. Thomas, Gemini Properties ("Gemini") and David R. Ford (collectively, the "Thomas Brothers") 1516 South Boston Avenue, Suite 301 Tulsa, Oklahoma 74119	3,116,753	6.1%	Based on Schedule 13D/A filed with the SEC on December 16, 2016, by the Thomas Brothers:

•

W.F. Thomas beneficially owns 3,116,753 and has sole voting and dispositive power over 317,511 Common Shares and has shared voting and dispositive power over 2,799,242 Common Shares. By virtue of (i) his role as an advisor to certain donor advised charitable funds, W.F. Thomas may be deemed to beneficially own 20,000 Common Shares and (ii) his role as an advisor to an individual retirement fund, W.F. Thomas may be deemed to beneficially own an additional 2,150 Common Shares; W.F. Thomas disclaims such beneficial ownership.

•

R.D. Thomas beneficially owns and has shared voting and dispositive power over 3,022,076 Common Shares. R.D. Thomas does not have sole voting or dispositive power over any Common Shares. By virtue of his position in relation to family investment funds, R.D. Thomas may be deemed to have beneficial ownership of 39,800 Common Shares. By virtue of (x) his position in relation to a family trust account, R.D. Thomas may be deemed to have beneficial ownership of 18,500 Common Shares, and (y) his role as an advisor to certain donor advised charitable funds, R.D. Thomas may be deemed to beneficially own 186,684 Common Shares; R.D. Thomas disclaims such beneficial ownership.

•

By virtue of (A) their respective roles as partners of an Oklahoma general partnership, Gemini, W.F. Thomas and R.D. Thomas may be deemed to beneficially own 1,915,164 Common Shares, and (B) their respective roles as co-advisors to a donor advised charitable investment fund, W.F. Thomas and R.D. Thomas may be deemed to beneficially own 861,928 Common Shares; both W.F. Thomas and R.D. Thomas in their individual capacity each disclaim such beneficial ownership.

•

Gemini beneficially owns and has shared voting and dispositive power over 1,915,164 Common Shares and does not have sole voting or dispositive power over any Common Shares.

*
Beneficial ownership of the ABP Parties and SNH is shown as of April 1, 2019. Beneficial ownership of W.F. Thomas, R.D. Thomas and Gemini is shown as of December 16, 2016.

**
Our Charter and other agreements to which the Company is a party place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's equity shares. Additionally, the terms of the Company's leases with SNH contain provisions whereby the Company's rights under these agreements may be cancelled by SNH upon the acquisition by any person or group of more than 9.8% of the Company's voting stock or upon other change in control events, as defined. If the violation of these ownership limitations causes a lease or contract default, stockholders causing the default may become liable to the Company or to other stockholders for damages. The ABP Parties received

40    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

  (i) exceptions to the ownership restrictions set forth in our Charter that would allow the ABP Parties and certain related persons to acquire and own, in aggregate, up to 38.0% of the issued and outstanding Common Shares and (ii) waivers for any default or event of default under any lease, management or other agreement between or among the Company and SNH, or any of the Company's or SNH's subsidiaries, arising or resulting from the grant of such exceptions or the acquisition by the ABP Parties, in aggregate, of up to 18,000,000 Common Shares. In addition, in order to help the Company preserve the tax treatment of the Company's net operating losses and other tax benefits, our Bylaws generally provide that transfers of the Company's shares to a person, entity or group that is then, or would become as a result, an owner of 5.0% or more of the Company's outstanding shares under applicable standards would be void in total for transferees then already owning 5.0% or more of the Company's shares, and for transferees that would otherwise become owners of 5.0% or more of the Company's shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by the Company. The 5.0% ownership limitation under our Bylaws is determined based on applicable tax rules. Each of the ABP Parties, SNH, W.F. Thomas, R.D. Thomas and Gemini have represented to the Company that they do not own 5.0% or more of the Company's shares under those applicable tax rules or in violation of the 5.0% ownership limitation under our Bylaws.

The percentages indicated are based on approximately 50,846,552 Common Shares outstanding as of the record date, March 15, 2019.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors, executive officers and beneficial owners of more than 10% of the Common Shares to file reports of ownership and changes of ownership with the SEC and the Nasdaq. Based on our records and other information, we believe that during the year ended December 31, 2018 all applicable Section 16(a) filing requirements were met.

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    41

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of the Company's President and Chief Executive Officer, Chief Financial Officer and Treasurer and Executive Vice President and General Counsel who were serving as such officers as of December 31, 2018 and the Company's Senior Vice President, Senior Living Operations, who served during the year ended December 31, 2018 and who prior to May 17, 2018 was an executive officer of the Company, together, the Company's "named executive officers." The compensation information for the persons included in the compensation tables are for services rendered to the Company and its subsidiaries and do not include information regarding any compensation received by such persons for services rendered to RMR LLC. For further information regarding compensation received by the named executive officers, please see the section entitled "Related Person Transactions". For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

42    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)		Total ($)

Katherine E. Potter(2)	2018	300,000	425,000	17,500	1,404	(3)	743,904
Executive Vice President and General Counsel	2017	300,000	325,000	60,000	1,112		686,112

Richard A. Doyle, Jr.	2018	300,000	425,000	17,500	1,404	(3)	743,904
Executive Vice President, Chief Financial Officer and Treasurer	2017	300,000	425,000	75,000	1,112		801,112

Bruce J. Mackey Jr.(2)	2018	300,000	—	—	734,385	(4)	1,034,385
President and Chief Executive Officer	2017	300,000	600,000	127,500	1,112		1,028,612

R. Scott Herzig(5)	2018	291,924	—	—	668,826	(6)	960,750
Senior Vice President, Senior Living Operations	2017	300,000	360,000	60,000	1,112		721,112

(1)
Represents the grant date fair value of Common Share awards in 2018 and 2017, as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date multiplied by the number of shares subject to the grant). No assumptions were used in this calculation.

(2)
Mr. Mackey resigned as the Company's President and Chief Executive Officer and as an executive vice president of RMR LLC effective December 31, 2018. The Board elected Katherine E. Potter, the Company's then Executive Vice President and General Counsel, as President and Chief Executive Officer effective January 1, 2019. In connection with his resignation, the Company and RMR LLC entered into a letter agreement with Mr. Mackey on December 11, 2018. Pursuant to the letter agreement, Mr. Mackey continued to serve as the Company's President and Chief Executive Officer through December 31, 2018 and thereafter remains employed by the Company through December 31, 2019, or such earlier date as Mr. Mackey may elect, after which his employment will terminate. For additional information with respect to this agreement and Mr. Mackey's separation, please see the section entitled "Related Person Transactions" and the section entitled "Potential Payments Upon Termination or Change in Control" in this Proxy Statement.

(3)
Reflects the portion of executive officer life insurance premiums and accidental death and disability insurance premiums that the Company paid.

(4)
Other compensation for Mr. Mackey includes a $600,000 cash payment in connection with his resignation, $132,981 in accrued vacation payout and $1,404 in officer life insurance premiums and accidental death and disability insurance premiums.

(5)
Mr. Herzig's employment with the Company terminated effective December 12, 2018. Pursuant to Mr. Herzig's termination, the Company entered into a letter agreement with Mr. Herzig effective December 27, 2018. For additional information with respect to this agreement and Mr. Herzig's termination, please see the section entitled "Related Person Transactions" and the section entitled "Potential Payments Upon Termination or Change in Control" in this Proxy Statement.

(6)
Other compensation for Mr. Herzig included a $510,000 cash payment in connection with his letter agreement, $157,539 in accrued vacation payout and $1,287 in officer life insurance premiums and accidental death and disability insurance premiums.

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    43

2018 Outstanding Equity Awards at Fiscal Year End

Share awards made by the Company to the Company's Executive Vice President, Chief Financial Officer and Treasurer and Executive Vice President and General Counsel (who is currently the Company's President and Chief Executive Officer) in 2018 provide that one fifth of each award vested on the date of the award grant and an additional one fifth vests on each of the next four anniversaries of the award date. In the event a recipient who has been granted a Common Share award ceases continuing to render significant services as an employee or otherwise, to the Company, RMR LLC or any company to which RMR LLC provides management services or that is affiliated with RMR LLC during the vesting period, at the Company's option, the recipient shall forfeit the Common Shares that have not yet vested. Holders of vested and unvested Common Shares awarded under the Five Star Senior Living Inc. 2014 Equity Compensation Plan, as amended (the "2014 Equity Compensation Plan"), or under any prior equity compensation plans receive distributions that the Company makes, if any, on its Common Shares on the same terms as other holders of the Common Shares.

The following table shows the total Common Shares awarded by the Company to our named executive officers in their capacity as officers of the Company that were unvested as of December 31, 2018.

		Stock Awards

Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Katherine E. Potter	2018	40,000	19,200
	2017	24,000	11,520
	2016	16,000	7,680
	2015	4,000	1,920

Richard A. Doyle, Jr.(3)	2018	40,000	19,200
	2017	30,000	14,400
	2016	20,000	9,600
	2015	3,000	1,440

Bruce J. Mackey Jr.(4)	2018	—	—
	2017	51,000	24,480
	2016	34,000	16,320
	2015	17,000	8,160

R. Scott Herzig(5)	2018	—	—
	2017	—	—
	2016	—	—
	2015	—	—

(1)
The Common Shares awarded in 2018, 2017, 2016 and 2015 were awarded on December 11, 2018, December 13, 2017, December 7, 2016 and December 14, 2015, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2018.

(3)
The Common Shares awarded to Mr. Doyle in 2015 were awarded to him in his capacity as an officer of RMR LLC.

(4)
Under Mr. Mackey's letter agreement, the Common Shares set forth in the table will continue to vest in accordance with the existing terms of Mr. Mackey's Common Share awards through December 31, 2019 (or such earlier date as Mr. Mackey may elect) and, on December 31, 2019 (or such earlier date), all of Mr. Mackey's Common Share awards will vest in full, subject to conditions. Mr. Mackey did not receive a Common Share award in 2018.

(5)
Under Mr. Herzig's letter agreement, all of Mr. Herzig's Common Share awards which remained unvested as of his termination were forfeited as of such date. Mr. Herzig did not receive a Common Share award in 2018.

44    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

Potential Payments upon Termination or Change in Control

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards (including those previously awarded) upon the occurrence of (i) a change in control of the Company (a "Change in Control") or (ii) RMR LLC ceasing to be the manager or shared services provider to the Company or certain employment termination events (a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Change in Control or Termination Event, if such event had occurred, as of December 31, 2018.

Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2018 ($)(1)

Katherine E. Potter	84,000	40,320
Richard A. Doyle, Jr.	93,000	44,640
Bruce J. Mackey Jr.(2)	102,000	48,960
R. Scott Herzig(3)	—	—

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2018.

(2)
On December 11, 2018, the Company entered into a letter agreement with Mr. Mackey in connection with his retirement from the Company that provides for the acceleration of vesting of Mr. Mackey's unvested Common Shares awards. Subject to the satisfaction of certain conditions, after his separation from the Company on December 31, 2019 (or an such earlier date as he may elect, as applicable), any unvested Common Shares previously awarded to Mr. Mackey will fully vest on such date. In addition, pursuant to the letter agreement, the Company will pay to Mr. Mackey release payments in the total amount of $440,000, less applicable taxes and deductions, payable in four equal installments on each of March 31, 2019, June 30, 2019, September 30, 2019, and December 31, 2019. Such amounts are not included in the table above. For additional information with respect to this agreement and Mr. Mackey's resignation, please see the Company's Current Report on Form 8-K filed with SEC on December 13, 2018.

(3)
Under Mr. Herzig's letter agreement, all of Mr. Herzig's Common Share awards which remained unvested as of his termination were forfeited as of such date. For additional information with respect to this agreement and Mr. Herzig's termination, please see the Company's Current Report on Form 8-K filed with the SEC on January 3, 2019.

Although we have no formal policy, plan or arrangement for payments to employees of the Company or RMR LLC in connection with the termination of their employment with the Company or RMR LLC, we may in the future provide on a discretionary basis for the acceleration of vesting of Common Shares previously awarded to them under the 2014 Equity Compensation Plan depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

For a discussion of the consequences of a Change in Control or Termination Event under the Company's business management agreement with RMR LLC, please see the section entitled "Certain Related Person Transactions".

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    45

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2018; (ii) discussed with RSM US LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

Barbara D. Gilmore, Chair Donna D. Fraiche Bruce M. Gans, M.D.

46    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

RELATED PERSON TRANSACTIONS

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our 10-K.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1.0% of the average of the Company's total assets at year end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2018 was:

  •
  a Director, a nominee for Director or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of the Company's Charter and Bylaws and consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with the Company's policies, Charter and Bylaws, each as described above. In the case of transactions with the Company by employees of the Company who are subject to the Code but who are not Directors or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.fivestarseniorliving.com.

Certain Related Person Transactions

Relationship with SNH. The Company was formerly a 100% owned subsidiary of SNH until SNH distributed the Common Shares it then owned to its shareholders in 2001. SNH is currently one of the Company's largest stockholders, beneficially owning, as of March 15, 2019, 4,235,000 Common Shares, or 8.3% of the outstanding Common Shares. SNH is the Company's largest landlord. The Company is SNH's largest tenant and manages certain senior living communities for SNH. One of the Company's Managing Directors, Adam D. Portnoy, serves as a managing trustee of SNH and his father, Barry M.

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    47

Portnoy, was a Managing Director of the Company and managing trustee of SNH until his death on February 25, 2018. The Company's Executive Vice President, Chief Financial Officer and Treasurer was formerly SNH's chief financial officer and treasurer from 2007 through 2015. RMR LLC provides management services to both the Company and SNH. RMR Inc., the managing member of RMR LLC, is controlled by Adam Portnoy as the sole trustee of ABP Trust. SNH's executive officers are officers of RMR LLC. The Company's President and Chief Executive Officer and Executive Vice President, Chief Financial Officer and Treasurer are officers and employees of RMR LLC.

In order to effect SNH's distribution of Common Shares to its shareholders in 2001 and to govern the Company's relationship with SNH thereafter, the Company entered agreements with SNH and others, including RMR LLC. Since then, the Company has entered various leases, management agreements and other agreements with SNH that include provisions that confirm and modify these undertakings. Among other things, these agreements provide that:

  •
  so long as SNH remains a REIT, the Company may not waive the share ownership restrictions in the Company's Charter that prohibit any person or group from acquiring more than 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of any class of the Company's stock without SNH's consent;

  •
  so long as the Company is a tenant of, or manager for, SNH, the Company will not permit nor take any action that, in the reasonable judgment of SNH, might jeopardize SNH's qualification for taxation as a REIT;

  •
  SNH has the right to terminate the Company's leases and management agreements with it upon the acquisition by a person or group of more than 9.8% of the Company's voting stock or other change in control events, as defined therein, affecting the Company, including the adoption of any stockholder proposal (other than a precatory proposal) or the election to the Board of any individual, if such proposal or individual was not approved, nominated or appointed, as the case may be, by a majority of the Company's Directors in office immediately prior to the making of such proposal or the nomination or appointment of such individual; and

  •
  so long as the Company is a tenant of, or manager for, SNH or so long as the Company has a business management agreement with RMR LLC, the Company will not acquire or finance any real estate of a type then owned or financed by SNH or any other company managed by RMR LLC without first giving SNH or such company managed by RMR LLC, as applicable, the opportunity to acquire or finance that real estate.

48    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

Senior Living Communities Leased from SNH. As of December 31, 2018, the Company leased 184 senior living communities from SNH, pursuant to the following five leases with SNH:

Lease		Number of Properties	Annual Rent as of December 31, 2018	Current Expiration Date(1)

1.	Lease No. 1 for skilled nursing facilities ("SNFs") and independent and assisted living communities	82	$59.3 million	December 31, 2024
2.	Lease No. 2 for SNFs and independent and assisted living communities	47	$67.0 million	June 30, 2026
3.	Lease No. 3 for independent and assisted living communities(2)	17	$36.0 million	December 31, 2028
4.	Lease No. 4 for SNFs and independent and assisted living communities	29	$35.6 million	April 30, 2032
5.	Lease No. 5 for independent and assisted living communities(2)	9	$9.9 million	December 31, 2028

	Total	184	$207.8 million

(1)
Under the Company's leases with SNH, the Company has the option to extend the lease term for two consecutive 10 (for Lease No. 2) or 15 (for Lease Nos. 1, 3, 4 and 5) year terms.

(2)
Under the Company's leases with SNH, SNH has the right, in connection with a financing or other capital raising transaction, to reassign one or more of the communities covered by Lease No. 3 or Lease No. 5 to another of the Company's long term lease agreements with SNH.

Under the Company's leases with SNH, the Company pays SNH annual rent plus percentage rent. The percentage rent is equal to 4.0% of the increase in gross revenues at certain of SNH's senior living communities over base year gross revenues as specified in the applicable lease. The Company's obligation to pay percentage rent under Lease No. 5 commenced in 2018. The Company's total annual rent payable to SNH was approximately $207.8 million as of December 31, 2018, excluding percentage rent. The Company's total rent expense under all the Company's leases with SNH, net of lease inducement amortization and the amortization of the deferred gain associated with the sale and leaseback transaction with SNH in June 2016 was approximately $206.2 million for the year ended December 31, 2018, which amount included approximately $5.5 million of percentage rent.

The Company's leases with SNH are "triple net" leases, which generally require the Company to pay rent and all property operating expenses, to indemnify SNH from liability which may arise by reason of SNH's ownership of the properties, to maintain the properties at the Company's expense, to remove and dispose of hazardous substances on the properties in compliance with applicable law and to maintain insurance on the properties for the Company's and SNH's benefit. In the event of any damage, or immaterial condemnation, of a leased property, the Company is generally required to rebuild with insurance or condemnation proceeds or, if such proceeds are insufficient, other amounts made available by SNH, if any, but if other amounts are made available by SNH, the Company's rent will be increased accordingly. In the event of any material or total condemnation of a leased property, the lease will terminate with respect to that leased property, in which event SNH will be entitled to the condemnation proceeds and the Company's rent will be reduced accordingly. In the event of any material or total destruction of a leased property, the Company may terminate the lease with respect to that leased property, in which event the Company is required to pay to SNH any shortfall in the amount of proceeds SNH receives from insurance compared to the replacement cost of that leased property and the Company's rent will be reduced accordingly.

Under the Company's leases with SNH, the Company may request that SNH purchase certain improvements to the leased communities in return for increases in annual rent in accordance with a formula specified in the applicable lease; however, SNH is not obligated to purchase such improvements and the Company is not obligated to sell them to SNH. During the year ended December 31, 2018, the Company sold approximately $18.0 million of such improvements and the Company's annual rent payable

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    49

to SNH increased by approximately $1.4 million in accordance with the terms of the applicable leases. Under certain of the Company's leases with SNH, if and when the Company requests that SNH purchase improvements related to certain construction, expansion and development projects at certain of SNH's senior living communities leased to the Company, the Company's annual rent payable to SNH will increase by an amount equal to the interest rate then applicable to SNH's borrowings under its revolving credit facility plus 2.0% per annum of the amount SNH purchased. This amount of increased rent will apply until 12 months after a certificate of occupancy is issued with respect to the project; thereafter, the Company's annual rent payable to SNH will be revised to equal the amount otherwise determined pursuant to the capital improvement formula specified in the applicable lease.

In June 2018, SNH sold one SNF to a third party, which was previously leased to the Company, located in California with 97 living units for a sales price of approximately $6.5 million, excluding closing costs. Pursuant to the terms of the Company's lease with SNH, as a result of this sale, the Company's annual rent payable to SNH decreased by approximately $0.7 million, in accordance with the terms of the applicable lease. The Company did not receive any proceeds from this sale.

Also in June 2018, SNH acquired from a third party an additional living unit at a senior living community the Company leases from SNH located in Florida which was added to the lease for that senior living community, and, as a result of this acquisition, the Company's annual rent payable to SNH increased by $14 thousand in accordance with the terms of such lease.

The Company and SNH have agreed to sell three skilled nursing facilities located in California that SNH owns and leases to the Company for a sales price of approximately $21.5 million, excluding closing costs. These sales are subject to conditions; as a result, these sales may not occur, they may be delayed or their terms may change.

The Company and SNH have also agreed to sell two skilled nursing facilities that SNH owns and leases to the Company that are located in Wisconsin, for a total sales price of approximately $11.0 million, excluding closing costs. These sales are subject to conditions; as a result, these sales may not occur, they may be delayed or their terms may change.

The Company recently announced that, due to current senior living industry conditions and its recurring operating losses, which are expected to continue through at least 2019, and the risk that the Company may not be able to obtain sufficient funding for the Company's operating requirements, there is substantial doubt about the Company's ability to continue as a going concern. On March 11, 2019, SNH entered into a letter agreement with the Company, pursuant to which, with respect to Leases No. 1 to 5, SNH agreed to defer, until March 31, 2019, payment of the aggregate Minimum Rent (as defined in the applicable lease agreements) due and payable by the Company to SNH under the lease agreements for February 2019. On April 1, 2019, the Company entered into the Transaction Agreement, pursuant to which the Company agreed to modify the Company's existing business arrangements with SNH, including the Company's leases with SNH, subject to certain conditions and the receipt of various approvals, as described in detail below. The Company cannot be sure whether the transactions contemplated by the Transaction Agreement will be completed or whether the Company will be able to continue as a going concern.

Senior Living Communities Managed for the Account of SNH. As of December 31, 2018, the Company managed 76 senior living communities for the account of SNH, pursuant to long term management agreements. The Company earned base management fees from SNH of approximately $14.1 million for the year ended December 31, 2018. In addition, the Company earned incentive fees of $36 thousand and fees for the Company's management of capital expenditure projects at the communities the Company managed for the account of SNH of approximately $0.7 million for the year ended December 31, 2018. As described in detail below, pursuant to the Transaction Agreement the Company has also agreed to modify the Company's long term management agreements with SNH, subject to certain conditions and the receipt of various approvals.

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Pending the effectiveness of such modifications, the Company has pooling agreements with SNH that combine most of the Company's management agreements with SNH that include assisted living units (the "AL Management Agreements"). The pooling agreements combine various calculations of revenues and expenses from the operations of the applicable communities covered by such agreements. The AL Management Agreements and the pooling agreements generally provide that the Company receives from SNH:

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  a management fee equal to either 3.0% or 5.0% of the gross revenues realized at the applicable communities,

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  reimbursement for the Company's direct costs and expenses related to such communities,

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  an annual incentive fee equal to either 35.0% or 20.0% of the annual net operating income of such communities remaining after SNH realizes an annual minimum return equal to either 8.0% or 7.0% of its invested capital, or, in the case of certain of the communities, a specified amount plus 7.0% of the Company's invested capital since December 31, 2015, and

  •
  a fee for the Company's management of capital expenditure projects equal to 3.0% of amounts funded by SNH.

Under certain of our management and pooling agreements with SNH, for certain construction, expansion and development projects at certain of SNH's senior living communities managed by the Company, SNH's minimum return on invested capital for these specific projects will increase by an amount equal to the interest rate then applicable to its borrowings under its revolving credit facility plus 2.0% per annum. This amount of increased minimum return will apply until 12 months after a certificate of occupancy is issued with respect to the project; thereafter, the amount of annual minimum return on invested capital will be revised to equal the amount otherwise determined pursuant to the applicable management and pooling agreements. In addition, the commencement of the measurement period for determining whether the specified annual minimum return under the applicable management and pooling agreements has been achieved will be deferred until 12 months after a certificate of occupancy is issued with respect to the project.

The Company's management agreements with SNH for the part of the senior living community owned by SNH and located in Yonkers, New York that is not subject to the requirements of New York healthcare licensing laws, as described elsewhere herein, and for the assisted living communities owned by SNH and located in Villa Valencia, California, Aurora, Colorado and Happy Valley, Oregon are not currently included in any of the Company's pooling agreements with SNH.

The Company also has a pooling agreement with SNH that combines all of the Company's management agreements with SNH for senior living communities consisting only of independent living units.

The Company's management agreements with SNH generally expire between 2030 and 2042, and are subject to automatic renewal for two consecutive 15 year terms, unless earlier terminated or timely notice of nonrenewal is delivered. These management agreements also generally provide that SNH has and, in some cases, the Company has the option to terminate the agreements upon the acquisition by a person or group of more than 9.8% of the other's voting stock and upon certain change in control events affecting the other party, as defined in the applicable agreements, including the adoption of any stockholder proposal (other than a precatory proposal) with respect to the other party, or the election to the board of directors or trustees, as applicable, of the other party of any individual, if such proposal or individual was not approved, nominated or appointed, as the case may be, by a majority of the other party's board of directors or board of trustees, as applicable, in office immediately prior to the making of such proposal or the nomination or appointment of such individual.

In January 2018, February 2018 and June 2018, SNH acquired, and the Company began managing for SNH's account, pursuant to a transaction agreement entered with SNH in November 2017, one senior living community located in Tennessee with 88 living units for $19.9 million, including closing costs of

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$0.2 million, one senior living community located in Arizona with 127 living units for $22.6 million, including SNH's assumption of approximately $16.7 million of mortgage debt principal and closing costs of $0.4 million and two senior living communities located in Tennessee with a combined 151 living units for $23.9 million, including SNH's assumption of approximately $16.9 million of mortgage debt principal and closing costs of $0.6 million, respectively, and, in connection with those acquisitions, SNH entered management agreements with the Company for each of these senior living communities and two new pooling agreements with the Company. Pursuant to the terms of the management and pooling agreements for three of these senior living communities, SNH will pay the Company a management fee equal to 5.0% of the gross revenues realized at these communities plus reimbursement for the Company's direct costs and expenses related to its operation of these communities, as well as an annual incentive fee equal to 20.0% of the annual net operating income of such communities remaining after SNH realizes an annual minimum return equal to 7.0% of SNH's invested capital for these senior living communities. The terms of the management and pooling agreement for the senior living community located in Tennessee that was acquired in January 2018, which is subject to an ongoing construction, expansion and development project, are substantially the same as the terms of the management and pooling agreements for the other three senior living communities that SNH acquired in February and June 2018, except that SNH's annual minimum return on invested capital related to the ongoing construction and development project at this community will be an amount equal to the interest rate then applicable to borrowings under the SNH's revolving credit facility plus 2.0% per annum. This amount of minimum return will apply until the earlier of 12 months after a certificate of occupancy is issued with respect to the project and the third anniversary of SNH's acquisition of this community; thereafter, the amount of annual minimum return on invested capital related to this project will be 7.0% of SNH's invested capital. Also pursuant to the terms of the management and pooling agreements for these senior living communities, SNH will pay the Company a fee for its management of capital expenditure projects at these senior living communities equal to 3.0% of amounts funded by SNH. The terms of these management and pooling agreements will expire in 2041 and will be subject to automatic renewals for two 15 year periods thereafter, unless earlier terminated or timely notices of nonrenewal are delivered.

In June 2018, the Company began managing for the account of SNH, pursuant to a management agreement and an existing pooling agreement with SNH, a senior living community SNH owns located in California with 98 living units after the previous tenant defaulted on its lease with SNH. SNH's annual minimum return on invested capital related to the ongoing construction and development project at this community will be an amount equal to the interest rate then applicable to borrowings under SNH's revolving credit facility plus 2.0% per annum. This amount of minimum return will apply until the earlier of 12 months after a certificate of occupancy is issued with respect to the project and the third anniversary of SNH's acquisition of this community; thereafter, the amount of annual minimum return on invested capital related to this project will be 7.0% of our invested capital.

In November 2018, the Company began managing for the account of SNH, pursuant to a management agreement the Company entered with SNH, a senior living community SNH owns located in Colorado with 238 living units after the previous tenant defaulted on its lease with SNH. The Company and SNH both have the option to terminate the management agreement with respect to this community as of December 31, 2019.

In April 2019, the Company began managing for SNH's account, pursuant to a management agreement with the Company, a senior living community SNH owns located in Oregon with 369 living units after the previous tenant defaulted on its lease with SNH. The Company and SNH both have the option to terminate the management agreement with respect to this community as of December 31, 2019.

The Company also provides certain other services to residents at some of the senior living communities the Company manages for SNH, such as rehabilitation services. At senior living communities the Company manages for the account of SNH where the Company provides rehabilitation services on an outpatient basis, the residents, third party payers or government programs pay the Company for those rehabilitation services. At senior living communities the Company manages for the account of SNH where the Company provides both inpatient and outpatient rehabilitation services, SNH generally pays the Company for these services and charges for such services are included in amounts charged to residents,

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third party payers or government programs. The Company earned revenues of approximately $6.4 million for the year ended December 31, 2018 for rehabilitation services the Company provided at senior living communities the Company manages for the account of SNH and that are payable by SNH.

The April 2019 Transaction Agreement with SNH. In April 2019, the Company entered into the Transaction Agreement with SNH. Among other things, the Transaction Agreement provides that, subject to approval by the Company's stockholders of the Share Issuance and receipt of other required approvals, effective January 1, 2020 (or January 1, 2021 if extended under the Transaction Agreement) (the "Conversion Time"):

  •
  the Company's five existing master leases with SNH for 184 of SNH's senior living communities that are leased by the Company, as well as the Company's existing management agreements and pooling agreements with SNH for 77 of SNH's senior living communities that are operated by the Company, will be terminated and replaced (the "Conversion"), with new management agreements for all 261 of these senior living communities (collectively, the "New Management Agreements");

  •
  the Company will issue to SNH such number of Common Shares as is necessary to cause SNH to own, when considered together with SNH's then owned Common Shares, up to approximately 34% of the then outstanding Common Shares, and SNH will declare a pro rata distribution to holders of its common shares of the right to receive, and the Company will issue on a pro rata basis to such holders, a number of Common Shares which equals approximately 51% of the then outstanding Common Shares; the noted percentage ownership amounts are post-issuance, giving effect to the Share Issuance; and

  •
  as consideration for the Share Issuance, SNH will provide to the Company $75.0 million of additional consideration (collectively with the Conversion and the Share Issuance, the "Restructuring Transaction").

Also pursuant to the Transaction Agreement: (1) commencing February 1, 2019, the aggregate amount of monthly minimum rent payable to SNH by the Company is $11.0 million, subject to adjustment, and no additional rent is payable to SNH by the Company from such date to the Conversion Time; and (2) on April 1, 2019, SNH purchased from the Company approximately $50.0 million of unencumbered Qualifying PP&E (as defined in the Transaction Agreement) related to SNH's senior living communities leased and operated by the Company, which amount is subject to adjustment but will not exceed $60.0 million.

The Restructuring Transaction is subject to conditions, including, among others: (1) approval of the Share Issuance by at least a majority of the votes cast, in person or by proxy, by the holders of outstanding Common Shares at any meeting of the Company's stockholders held for that purpose (the "Stockholder Approval"); (2) the receipt of all Required Licenses (as defined in the Transaction Agreement) and any other third party consent or approval required for the consummation of the Restructuring Transaction; (3) the effectiveness of the registration statement on Form S-1 to be filed by the Company with the SEC to register the Common Shares to be issued pursuant to the Share Issuance; and (4) approval by the Nasdaq of the listing of the Common Shares to be issued pursuant to the Share Issuance, subject to official notice of issuance.

If any required approval (other than the Stockholder Approval) is not obtained by December 31, 2019, and the failure to obtain such approval is not the result of a breach or default by the Company under the Transaction Agreement, the Company and SNH have agreed to work in good faith to determine an alternative to allow the Restructuring Transaction to occur on January 1, 2020; provided SNH is not required to agree to any alternative that would adversely affect SNH's qualification for taxation as a REIT under the Internal Revenue Code of 1986, as amended. If the Company and SNH do not agree to any such alternative, and, as of January 1, 2020, the failure to obtain a required approval is the only remaining condition under the Transaction Agreement, the Conversion Time will be automatically extended to January 1, 2021.

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If the Stockholder Approval is not obtained by December 31, 2019, and SNH does not elect to extend the Transaction Agreement, the Transaction Agreement will terminate, the Company's existing master leases and management agreements and pooling agreements with SNH will remain in effect, and the amount of monthly minimum rent payable to SNH by the Company under the Company's existing master leases with SNH will return to the rate provided for therein and additional rent again will be payable to SNH by the Company in accordance therewith. If the Stockholder Approval is obtained by December 31, 2019, the Company's existing master leases with SNH will remain at $11.0 million per month, subject to adjustment, regardless of whether the Transaction Agreement is extended and/or is terminated.

The Company has agreed to, within six months following the Conversion Time, expand the Board to add an Independent Director (as defined in the Company's Bylaws) reasonably satisfactory to SNH. In addition, SNH and ABP Trust, on behalf of its subsidiary, ABP Acquisition LLC, the Company's largest stockholder, have each agreed to vote all the Common Shares that SNH and ABP Trust beneficially own in favor of approval of the Share Issuance at any meeting of the Company's stockholders held for that purpose, in the case of ABP Trust, pursuant to a voting agreement the Company entered into with ABP Trust on April 1, 2019 (the "Voting Agreement").

Pursuant to the New Management Agreements, the Company will receive a management fee equal to 5% of the gross revenues realized at the applicable senior living communities plus reimbursement for the Company's direct costs and expenses related to such communities, as well as an annual incentive fee equal to 15% of the amount by which the annual EBITDA of all communities on a combined basis exceeds the target EBITDA for all communities on a combined basis for such calendar year, provided that in no event shall the incentive fee be greater than 1.5% of the gross revenues realized at all communities on a combined basis for such calendar year.

The New Management Agreements provide for 15 year terms, subject to the Company's right to extend for two consecutive five year terms if the Company achieves certain performance targets for the combined managed communities portfolio. The New Management Agreements also provide SNH with the right to terminate the New Management Agreement for any community that does not earn 90% of the target EBITDA for such community for two consecutive calendar years or in any two of three consecutive calendar years, with the measurement period commencing January 1, 2021 (and the first termination not possible until the beginning of calendar year 2023), provided SNH may not in any calendar year terminate communities representing more than 20% of the combined revenues for all communities for the calendar year prior to such termination.

In connection with the Transaction Agreement, the Company entered into a credit agreement with SNH, pursuant to which SNH extended to the Company a $25.0 million line of credit (the "Credit Facility"), which is secured by six senior living communities owned by the Company. The Credit Facility matures on January 1, 2020, or January 1, 2021 if the Conversion Time is extended pursuant to the Transaction Agreement. The Credit Facility provides for interest to be paid on borrowed amounts at a rate of 6% per year and is secured by real estate mortgages on six senior living communities owned by certain of the Company's subsidiaries that guarantee the Company's obligations under the Credit Facility, and certain personal property owned by those and certain other of the Company's subsidiaries. The Credit Facility provides for acceleration of payment of all amounts outstanding under the Credit Facility upon the occurrence and continuation of certain events of default, including a default by the Company under the Transaction Agreement and certain other agreements. The agreement governing the Credit Facility contains various covenants, including covenants that restrict The Company's ability to incur debt or to pay dividends or make other distributions to the Company's stockholders in certain circumstances.

D&R Yonkers LLC. In order to accommodate certain requirements of New York healthcare licensing laws, a part of the senior living community SNH owns, and the Company manages, located in Yonkers, New York is subleased by a subsidiary of SNH to D&R Yonkers LLC. D&R Yonkers LLC is owned by the Company's Executive Vice President, Chief Financial Officer and Treasurer and by SNH's former president and chief operating officer. The Company manages this part of the community pursuant to a long term management agreement with D&R Yonkers LLC under which the Company earns a management fee equal to 3.0% of the gross revenues realized at that part of the community and no

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incentive fee is payable to the Company. The Company's management agreement with D&R Yonkers LLC expires on August 31, 2022, and is subject to renewal for eight consecutive five year terms, unless earlier terminated or timely notice of nonrenewal is delivered. Pursuant to the Company's management agreement with D&R Yonkers LLC, the Company earned management fees of approximately $0.3 million for the year ended December 31, 2018.

Relationships with RMR LLC and Others Related to It. The Company has relationships and historical and continuing transactions with RMR LLC, RMR Inc. and others related to them. One of the Company's Managing Directors, Adam Portnoy, as the sole trustee of ABP Trust, is the controlling stockholder of RMR Inc. Adam Portnoy is an officer and employee of RMR LLC and a managing director and president and chief executive officer of RMR Inc. Barry Portnoy was the Company's other Managing Director and a managing director and an officer of RMR Inc. and an officer and employee of RMR LLC until his death on February 25, 2018. Katherine E. Potter, the Company's President and Chief Executive Officer (and former Executive Vice President and General Counsel until December 31, 2018), Richard A. Doyle, the Company's Executive Vice President, Chief Financial Officer and Treasurer and Bruce J. Mackey Jr., who resigned as the Company's President and Chief Executive Officer, effective December 31, 2018, are or were officers and employees of RMR LLC.

The Company's Independent Directors also serve as independent directors or independent trustees of other public companies to which RMR LLC or its subsidiaries provide management services. Adam Portnoy serves, and, until his death, Barry Portnoy served, as a managing director or managing trustee of all these public companies and other officers of RMR LLC serve as managing trustees or managing directors of certain of these companies. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its subsidiaries provide management services.

RMR LLC or its subsidiaries provide management services to other public and private companies, including five Nasdaq listed REITs: Hospitality Properties Trust ("HPT"), which owns hotels and travel centers; Industrial Logistics Properties Trust ("ILPT"), which owns industrial and logistics properties; Office Properties Income Trust (formerly known as Government Properties Income Trust, "OPI"), which owns buildings primarily leased to single tenants and those with high credit quality characteristics, such as government tenants; SNH, which is a significant stockholder of the Company, the Company's largest landlord and for which the Company manages senior living communities, and which primarily owns healthcare, senior living and medical office buildings; and Tremont Mortgage Trust ("TRMT"), which primarily originates and invests in first mortgage loans secured by middle market and transitional commercial real estate; TravelCenters of America LLC, which is listed on the Nasdaq and operates and franchises travel centers and restaurants; and Sonesta International Hotels Corporation ("Sonesta"), which operates, manages and franchises hotels, resorts and cruise ships. A subsidiary of RMR LLC is an investment adviser to RMR Real Estate Income Fund, a closed end investment company listed on the NYSE American, which invests in securities of real estate companies that are not managed by RMR LLC.

Because at least 80.0% of Messrs. Mackey's and Doyle's and Ms. Potter's business time was devoted to services to the Company during 2018, 80.0% of Messrs. Mackey's and Doyle's and Ms. Potter's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Messrs. Mackey and Doyle and Ms. Potter were also eligible to participate in certain RMR LLC benefit plans and to receive share awards from RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services. The Company believes the compensation it paid to these officers reasonably reflected their division of business time and efforts; however, periodically, these individuals may divide their business time and efforts differently than they do currently and their compensation from the Company may become disproportionate to this division.

Management Agreement with RMR LLC. RMR LLC provides business management services to the Company pursuant to a business management agreement. These business management services may include, but are not limited to, services related to compliance with various laws and rules applicable to the Company's status as a public company, maintenance of the Company's senior living communities,

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evaluation of business opportunities, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of the Company's daily business activities, including legal matters, human resources, insurance programs and the like.

Fees. The Company pays RMR LLC an annual business management fee equal to 0.6% of the Company's revenues. Revenues are defined as the Company's total revenues from all sources reportable under U.S. generally accepted accounting principles ("GAAP"), less any revenues reportable by the Company with respect to communities for which the Company provides management services plus the gross revenues at those communities determined in accordance with GAAP. Pursuant to the business management agreement with RMR LLC, the Company recognized business management fees of approximately $9.1 million for the year ended December 31, 2018.

Term and Termination. The current term of the Company's business management agreement with RMR LLC ends on December 31, 2019 and automatically renews for successive one year terms unless the Company or RMR LLC gives notice of nonrenewal before the end of an applicable term. RMR LLC may terminate the business management agreement upon 120 days' written notice, and the Company has the right to terminate the business management agreement upon 60 days' written notice, subject to approval by a majority vote of the Company's Independent Directors. If the Company terminates or elects not to renew the business management agreement other than for cause, as defined, the Company is obligated to pay RMR LLC a termination fee equal to 2.875 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination.

Expense Reimbursement. Pursuant to the Company's business management agreement, the Company is generally responsible for all of the Company's operating expenses, including certain expenses incurred or arranged by RMR LLC on the Company's behalf. Under the Company's business management agreement, the Company reimburses RMR LLC for the Company's allocable costs for the Company's internal audit function. The Audit Committee appoints the Company's Director of Internal Audit and the Compensation Committee approves the costs of the Company's internal audit function. The amounts recognized as expense for internal audit costs for the year ended December 31, 2018 was approximately $0.2 million.

Transition Services. RMR LLC has agreed to provide certain transition services to the Company for 120 days following an applicable termination by the Company or notice of termination by RMR LLC.

Vendors. Pursuant to the Company's business management agreement with RMR LLC, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the Company may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

Share Awards to RMR LLC Employees. The Company has historically made Common Share awards to certain RMR LLC employees who are not also Directors, officers or employees of the Company under the Company's equity compensation plan. During 2018, the Company awarded 70,900 Common Shares to such persons, valued at approximately $25 thousand, based upon the closing price of the Common Shares on the Nasdaq on the date of the awards were made under the Company's equity compensation plan. Generally, one fifth of these share awards vested on the award date and one fifth vests on each of the next four anniversaries of the award date. These share awards to such RMR LLC employees are in addition to the Common Share awards made to the Company's current and former Managing Directors, as Director compensation, and the fees the Company paid to RMR LLC. During 2018, the Company purchased 30,492 Common Shares, at the closing price of the Common Shares on the Nasdaq on the date of purchase, from certain of the Company's officers and employees and officers and employees of RMR LLC who are also not Directors, officers or employees of the Company in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of the Common Shares.

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On occasion, the Company has entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Share awards previously granted to them under the Company's equity compensation plan. The aggregate value of the Common Share awards the Company so accelerated, measured as of the effective dates of acceleration, was $24 thousand for the year ended December 31, 2018. Additionally, each of Katherine E. Potter, Richard A. Doyle, and Bruce J. Mackey received share awards from RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services, including SNH, in their capacities as officers of RMR LLC. Ms. Potter and Messrs. Doyle and Mackey were also eligible to participate in certain RMR LLC benefit plans and to receive share awards from RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services.

Other. In connection with the resignation of Bruce J. Mackey Jr. as the Company's President and Chief Executive Officer and as an executive vice president of RMR LLC effective December 31, 2018, the Company and RMR LLC entered into a separation agreement with Mr. Mackey on December 11, 2018. Pursuant to this separation agreement, Mr. Mackey will remain an employee of the Company and RMR LLC until December 31, 2019, or such earlier date as he may elect, he received a cash payment from the Company in January 2019 in the amount of approximately $0.6 million and will receive release payments in the aggregate amount of approximately $0.55 million, paid in four equal quarterly installments starting in March 2019 and ending in December 2019, transition payments at the rate of approximately $10 thousand per month from January 1, 2019 until December 31, 2019, and certain other employee benefits, subject to him signing a customary release. RMR LLC has agreed to pay 20.0% and the Company has agreed to pay 80.0% of the transition payments and release payments payable to Mr. Mackey pursuant to this separation agreement. In addition, all of the unvested Common Shares previously awarded to Mr. Mackey will vest in full on his final date of employment with the Company, subject to conditions. Pursuant to the recommendation of RMR LLC, the compensation committee of the board of trustees or board of directors, as applicable, of each of RMR Inc. and the other companies managed by RMR LLC also approved that all of the unvested shares he owns of such company will vest in full on his final date as an employee of RMR LLC, subject to conditions. Pursuant to his separation agreement, Mr. Mackey agreed that, as long as he owns shares in the Company, he will vote those shares at stockholders' meetings in favor of nominees for director and proposals recommended by the Board and Mr. Mackey made similar agreements, for the benefit of those companies, regarding voting of his shares of those companies. Mr. Mackey's separation agreement contains other terms and conditions, including cooperation, confidentiality, non-solicitation, non-competition and other covenants, and a waiver and release.

Effective December 12, 2018, R. Scott Herzig's employment with the Company terminated. Mr. Herzig was the Company's Senior Vice President of Senior Living Operations. In connection with his termination, the Company entered into a letter agreement with Mr. Herzig on December 27, 2018. Pursuant to the terms of that letter agreement, the Company paid him a cash payment of $0.51 million on January 11, 2019.

RMR LLC conducts a Leadership Development Program for which certain of its employees take part in a two year rotational program, working at each of the Company, RMR LLC and certain other companies to which RMR LLC or its subsidiaries provide management services. The employee remains on RMR LLC's payroll during this rotational program and the Company reimburses RMR LLC for the applicable employee costs for the period of time that the employee works for the Company. The amount recognized as expense for these costs for the year ended December 31, 2018, was approximately $0.2 million.

The Company has in the past held, and likely will in the future hold, business meetings at hotels operated by Sonesta, which is majority owned by one of the Company's Managing Directors, Adam Portnoy, and the remainder was owned by Barry Portnoy until his death, and which manages certain hotels owned by HPT, and the Company's Directors, officers and employees have in the past stayed, and are likely in the future to stay, overnight at hotels operated by Sonesta when traveling for Company business. The Company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses the Company's Directors, officers and employees for the costs of these hotel stays.

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Relationship with ABP Trust. The Company leases its headquarters from a subsidiary of ABP Trust, which is the indirect controlling shareholder of RMR LLC and which is controlled by its current sole trustee, Adam Portnoy, one of the Company's Managing Directors and its largest stockholder, beneficially owning, as of December 31, 2018, 18,162,999 Common Shares, or approximately 35.7% of the outstanding Common Shares. The Company's headquarters lease currently requires the Company to pay annual rent of approximately $0.96 million, which amount is subject to fixed increases. The Company's rent expense for the Company's headquarters, including utilities and real estate taxes that the Company pays as additional rent, was approximately $1.7 million for the year ended December 31, 2018.

As discussed above, in connection with the Transaction Agreement and the approval of the Share Issuance, ABP Trust, on behalf of its subsidiary, ABP Acquisition LLC, the Company and ABP Trust entered into the Voting Agreement pursuant to which ABP Trust agreed to vote all the Common Shares that ABP Trust beneficially owns in favor of approval of the Share Issuance at any meeting of the Company's stockholders held for that purpose.

The Company is party to a Consent, Standstill, Registration Rights and Lock-Up Agreement, dated October 2, 2016, with the ABP Parties and certain other related persons, under which, among other things, the ABP Parties have each agreed not to transfer, except for certain permitted transfers as provided for therein, any of the Common Shares acquired after October 2, 2016, but not including Common Shares issued under the Company's equity compensation plans, for a lock-up period that ends on the earlier of (i) the 10 year anniversary of such agreement, (ii) January 1st of the fourth calendar year after the Company's first taxable year to which no then existing net operating loss or certain other tax benefits may be carried forward by the Company, but no earlier than January 1, 2022, (iii) the date that the Company enters into a definitive binding agreement for a transaction that, if consummated, would result in a change of control of the Company, (iv) the date that the Board otherwise approves and recommends that the Company's stockholders accept a transaction that, if consummated, would result in a change of control of the Company and (v) the consummation of a change of control of the Company.

Under the Consent, Standstill, Registration Rights and Lock-Up Agreement, the ABP Parties also each agreed, for a period of 10 years, not to engage in certain activities involving the Company without the approval of the Board, including not to effect or seek to effect any tender or exchange offer, merger, business combination, recapitalization, restructuring, liquidation or other extraordinary transaction involving the Company, other than the acquisition by the ABP Parties, in aggregate, of up to 18,000,000 of the Company's common shares prior to March 31, 2017, or solicit any proxies to vote any of the Company's voting securities. These provisions do not restrict activities taken by an individual in her or his capacity as a Director, officer or employee of the Company.

Relationship with Affiliates Insurance Company ("AIC"). The Company, ABP Trust, SNH and four other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, in equal amounts, and are parties to a shareholders agreement regarding AIC.

All the Company's Directors and all the independent trustees and independent directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business.

The Company and the other AIC shareholders participate in a combined property insurance program arranged and insured or reinsured in part by AIC. The Company paid aggregate premiums, including taxes and fees, of approximately $3.1 million in connection with this insurance program for the policy year ending June 30, 2019, which amount may be adjusted from time to time as the Company acquires or disposes of properties that are included in this insurance program.

58    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

Directors' and Officers' Liability Insurance. The Company, RMR Inc. and certain other companies to which RMR LLC or its subsidiaries provide management services, including SNH, participate in a combined directors' and officers' liability insurance policy. The current combined policy expires in September 2020. The Company paid aggregate premiums of $0.2 million for this policy in 2018.

The foregoing descriptions of the Company's agreements with SNH, RMR LLC, ABP Trust and its subsidiaries and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in our 10-K. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC or its subsidiaries provide management services.

FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement    59

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
April 25, 2019

60    FIVE STAR SENIOR LIVING INC.     2019 Proxy Statement

THANK YOU

Thank you for being a stockholder of Five Star Senior Living Inc.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on June 10, 2019. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on June 10, 2019. Have your proxy card in hand when you call and then follow the instructions. FIVE STAR SENIOR LIVING INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Five Star Senior Living Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Five Star Senior Living Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E76056-P20417 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIVE STAR SENIOR LIVING INC. 1. Election of Director. Nominee (for Independent Director in Group III): Bruce M. Gans, M.D. For Withhold ! For ! Against Abstain 2. Approval of the issuance of common shares of the Company to Senior Housing Properties Trust ("SNH") and SNH shareholders. ! ! ! ! ! ! 3. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2019 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote FOR the Nominee for Director in Proposal 1 and FOR Proposals 2 and 3.

FIVE STAR SENIOR LIVING INC. ANNUAL MEETING OF STOCKHOLDERS June 11, 2019, 9:30 a.m., Eastern Time Five Star Senior Living Inc. Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2019 Annual Meeting of Stockholders of Five Star Senior Living Inc. will address the following items of business: 1. Election of the Director named in the Proxy Statement to the Company's Board of Directors; Approval of the issuance of common shares of the Company to Senior Housing Properties Trust ("SNH") and SNH shareholders; Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2019 fiscal year; and Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. 2. 3. 4. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. E76057-P20417 FIVE STAR SENIOR LIVING INC. 400 Centre Street Newton, MA 02458 Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2019 Annual Meeting of Stockholders of Five Star Senior Living Inc. (the "Company"), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of Five Star Senior Living Inc. The undersigned stockholder of the Company hereby appoints Jennifer B. Clark, Adam D. Portnoy and Katherine E. Potter, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2019 Annual Meeting of Stockholders of the Company to be held at Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on June 11, 2019, at 9:30 a.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2019 Annual Meeting of Stockholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) Address Changes/Comments:

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Five Star Senior Living Inc.
Notice of 2019 Annual Meeting of Stockholders and Proxy Statement
Audit Committee
Compensation Committee
Nominating and Governance Committee
Quality of Care Committee